AGREEMENT AND PLAN OF MERGER

                                 By and Between

                       AMERICAN RADIO SYSTEMS CORPORATION

                                       and

                         ALTA BROADCASTING COMPANY, INC.

                                   Dated as of

                                  March 3, 1997

                                TABLE OF CONTENTS
                                                                                                               Page

ARTICLE 1:  THE MERGER............................................................................................1

         SECTION 1.1  The Merger..................................................................................1
         SECTION 1.2  Closing.....................................................................................2
         SECTION 1.3  Effective Time..............................................................................2
         SECTION 1.4  Effect of the Merger........................................................................2
         SECTION 1.5  Certificate of Incorporation................................................................2
         SECTION 1.6  Bylaws......................................................................................2
         SECTION 1.7  Directors and Officers......................................................................2

ARTICLE 2:  PRE-MERGER TRANSACTION................................................................................2

         SECTION 2.1  Contributions of Assets and Assumption of Liabilities.......................................2

ARTICLE 3:  CONVERSION OF SHARES; EXCHANGE OF CERTIFICATES........................................................3

         SECTION 3.1  Conversion of Capital Stock.................................................................3
         SECTION 3.2  Exchange of Certificates....................................................................4
         SECTION 3.3  Stock Transfer Books........................................................................4
         SECTION 3.4  Option Securities and Convertible Securities; Payment Rights................................4

ARTICLE 4:  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................................5

         SECTION 4.1   Organization and Business; Power and Authority; Effect of Transaction......................5
         SECTION 4.2        Financial and Other Information.......................................................6
         SECTION 4.3   Changes in Condition.......................................................................7
         SECTION 4.4   Liabilities................................................................................7
         SECTION 4.5   Title to Properties; Leases................................................................7
         SECTION 4.6   Compliance with Private Authorizations.....................................................8
         SECTION 4.7   Compliance with Governmental Authorizations and Applicable Law.............................9
         SECTION 4.8   Intangible Assets.........................................................................10
         SECTION 4.9   Related Transactions......................................................................10
         SECTION 4.10  Insurance.................................................................................11
         SECTION 4.11  Tax Matters...............................................................................11
         SECTION 4.12  Employee Retirement Income Security Act of 1974...........................................12
         SECTION 4.13  Absence of Sensitive Payments.............................................................13
         SECTION 4.14  Inapplicability of Specified Statutes.....................................................14
         SECTION 4.15  Authorized and Outstanding Capital Stock..................................................14
         SECTION 4.16  Employment Arrangements...................................................................14
         SECTION 4.17  Material Agreements.......................................................................15
         SECTION 4.18  Ordinary Course of Business...............................................................16
         SECTION 4.19  Bank Accounts, Etc........................................................................17
         SECTION 4.20  Material and Adverse Restrictions.........................................................18
         SECTION 4.21  Broker or Finder..........................................................................18
         SECTION 4.22  Environmental Matters.....................................................................18
         SECTION 4.23  Compliance with Regulations Relating to Securities Credit.................................19
         SECTION 4.24  Continuing Representation and Warranty....................................................19
         SECTION 4.25  Contribution Assets.......................................................................19







ARTICLE 5   REPRESENTATIONS AND WARRANTIES OF AMERICAN...........................................................19

         SECTION 5.1  Organization and Business; Power and Authority; Effect of Transaction......................19
         SECTION 5.2       Financial and Other Information.......................................................20
         SECTION 5.3  Changes in Condition.......................................................................21
         SECTION 5.4  Compliance with Private Authorizations.....................................................21
         SECTION 5.5  Compliance with Governmental Authorizations and Applicable Law.............................22
         SECTION 5.6  Authorized and Outstanding Capital Stock...................................................22
         SECTION 5.7  Broker or Finder...........................................................................22
         SECTION 5.8  Continuing Representation and Warranty.....................................................22

ARTICLE 6:  COVENANTS............................................................................................23

         SECTION 6.1  Access to Information; Confidentiality.....................................................23
         SECTION 6.2  Agreement to Cooperate.....................................................................24
         SECTION 6.3  Public Announcements.......................................................................25
         SECTION 6.4  Notification of Certain Matters............................................................25
         SECTION 6.5  No Solicitation............................................................................26
         SECTION 6.6  Termination of Option Securities and Convertible Securities................................27
         SECTION 6.7  Conduct of Business by the Company Pending the Closing.....................................27

ARTICLE 7:  CLOSING CONDITIONS...................................................................................28

         SECTION 7.1  Conditions to Obligations of Each Party to Effect the Merger...............................28
         SECTION 7.2  Conditions to Obligations of American......................................................29
         SECTION 7.3  Conditions to Obligations of the Company...................................................32

ARTICLE 8:  TERMINATION, AMENDMENT AND WAIVER....................................................................33

         SECTION 8.1  Termination................................................................................33
         SECTION 8.2  Effect of Termination......................................................................35

ARTICLE 9:  INDEMNIFICATION......................................................................................36

         SECTION 9.1  Survival...................................................................................36
         SECTION 9.2  Indemnification............................................................................36
         SECTION 9.3  Limitation of Liability; Disposition of Escrow Indemnity Funds.............................37
         SECTION 9.4  Notice of Claims...........................................................................38
         SECTION 9.5  Defense of Third Party Claims..............................................................38
         SECTION 9.6  Exclusive Remedy...........................................................................38

ARTICLE 10:  GENERAL PROVISIONS..................................................................................38

         SECTION 10.1   Amendment................................................................................39
         SECTION 10.2   Waiver...................................................................................39
         SECTION 10.3   Fees, Expenses and Other Payments........................................................39
         SECTION 10.4   Notices..................................................................................39
         SECTION 10.5   Specific Performance; Other Rights and Remedies..........................................40

                                      -ii-




         SECTION 10.6   Severability.............................................................................40
         SECTION 10.7   Counterparts.............................................................................41
         SECTION 10.8   Section Headings.........................................................................41
         SECTION 10.9   Governing Law............................................................................41
         SECTION 10.10  Further Acts.............................................................................41
         SECTION 10.11  Entire Agreement.........................................................................41
         SECTION 10.12  Assignment...............................................................................41
         SECTION 10.13  Parties in Interest......................................................................41
         SECTION 10.14  Mutual Drafting..........................................................................42
         SECTION 10.15  Arbitration..............................................................................42
         SECTION 10.16  CALIFORNIA SECURITIES LAW MATTERS........................................................42


APPENDIX A                 Definitions

EXHIBITS:

      EXHIBIT A:          Form of Escrow Agreement (Third Recital)
      EXHIBIT B:          Form of Leasehold Option (Section 7.2(k))
      EXHIBIT C:          Form of Investment Letter (Section 7.2(b))
      EXHIBIT D:          Form of Noncompetition Agreement (Section 7.2(m))
      EXHIBIT E:          Form of Registration Rights Agreement (Section 7.3(e))

                          AGREEMENT AND PLAN OF MERGER


         This Agreement and Plan of Merger (this "Agreement"), dated as of March 3, 1997, is made by and between American Radio Systems Corporation, a Delaware corporation ("American"), and Alta Broadcasting Company, Inc., a California corporation (the "Company" and, together with American, the "parties").

                                    RECITALS

         WHEREAS, upon the terms and subject to the conditions of this Agreement, in accordance with the general corporation laws of the State of Delaware (the "DGCL") and of the State of California (the "CGCL"), the Company and American will carry out a business combination transaction pursuant to which the Company will merge with and into American (the "Merger") and the Company stockholders (the "Company Stockholders") will receive (a) shares (the "American Shares") of Class A Common Stock, par value $.01 per share, of American (the "American Class A Stock") with a Current Market Price (as hereinafter defined) of $20,000,000, and (b) $4,000,000 in immediately available funds, subject to adjustment as herein provided; and

         WHEREAS, the Board of Directors of each of the Company and American (a) has unanimously determined that the Merger is advisable and fair to, and in the best interests of, it and its respective stockholders and has approved and adopted this Agreement as a plan of reorganization within the provisions of
Section  368(a)(1)(A)  of the  Internal  Revenue  Code of 1986,  as amended (the
"Code") and (b) has approved this Agreement, the Merger and the other transactions contemplated hereby or thereby or by any Collateral Document executed or required to be executed in connection herewith or therewith (collectively the "Transactions"); and

         WHEREAS, simultaneously with the execution and delivery of this Agreement, American, the Company and Sullivan & Worcester LLP and Gibson, Dunn & Crutcher LLP as Escrow Agents (the "Escrow Agents") have entered into an agreement (the "Escrow Agreement") dated as of the date hereof in the form of Exhibit A attached hereto and made a part hereof, and in accordance with the terms thereof American has made a deposit in the amount of $1,500,000 (the "Escrow Deposit") pursuant thereto; and

         WHEREAS, capitalized terms used in this Agreement without definition shall have the meanings given to such terms in Appendix A attached hereto and made a part hereof;

         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:


                                    ARTICLE 1

                                   THE MERGER

         SECTION 1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL and the CGCL, at the Effective Time the Company shall be merged with and into American. As a result of the Merger, the separate existence of the Company shall cease and American shall continue as the surviving corporation of the Merger (the "Surviving Corporation").

         SECTION 1.2 Closing. Unless this Agreement shall have been terminated pursuant to Section 8.1 and the Merger and the Transactions shall have been abandoned, the closing of the Merger (the "Closing") will take place, on the Closing Date, at the offices of Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts, on such date, not later than the Termination Date, within ten (10) days following the satisfaction or, if permissible, waiver of the conditions set forth in Article 7, other than those conditions which can be satisfied only at the Closing, unless another date, time or place is agreed to in writing by the parties.

         SECTION 1.3 Effective Time. As promptly as practicable after the satisfaction or, if permissible, waiver of the conditions set forth in Article 7 (but subject to the provisions of Section 1.2), the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger and any related filings required under the DGCL with the Secretary of State of Delaware and this Agreement, certified in accordance with the provisions of the CGCL and any related filings required under the CGCL with the Secretary of State of California. The Merger shall become effective at such time (but not prior to the Closing Date) as such documents are duly filed with the Secretary of State of Delaware and the Secretary of State of California or at such later time as is specified in such documents (the "Effective Time").

         SECTION 1.4 Effect of the Merger. From and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of the Company and American, and the Merger shall otherwise have the effects provided for under the DGCL and the CGCL.

         SECTION 1.5 Certificate of Incorporation. The Certificate of Incorporation of American in effect at the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation unless amended in accordance with Applicable Law.

         SECTION 1.6 Bylaws. The bylaws of American in effect at the Effective Time shall be the bylaws of the Surviving Corporation unless amended in accordance with Applicable Law.

         SECTION 1.7 Directors and Officers. From and after the Effective Time, until successors are duly elected or appointed and qualified (or earlier resignation or removal) in accordance with Applicable Law, (a) the directors of American at the Effective Time shall be the directors of the Surviving Corporation, and (b) the officers of American at the Effective Time shall be the officers of the Surviving Corporation.


                                    ARTICLE 2

                             PRE-MERGER TRANSACTION

         SECTION 2.1 Contributions of Assets and Assumption of Liabilities.

         (a) Prior to the Effective Time, the Company shall make a distribution (the "Shareholder Distribution") to the Company Stockholders of all of the Company's right, title and interest in and to any and all of the assets of the Company described in Section 2.1(a) of the Company Disclosure Schedule.

         (b)  In  partial   consideration  for  the  Shareholder   Distribution,
concurrently therewith the Company Stockholders shall assume any and all liabilities of the Company, whether fixed, contingent or otherwise, described in
Section 2.1(b) of the Company Disclosure Schedule.

         (c) Any Taxes payable in connection with the Shareholder Distribution pursuant to this Section 2.1 shall be borne by the Company Stockholders.


                                    ARTICLE 3

                 CONVERSION OF SHARES; EXCHANGE OF CERTIFICATES

         SECTION 3.1 Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, American or the holders of any of the following securities:

         (a) Each share of American Class A Stock, each share of Class B Common Stock, par value $.01 per share, of American and each share of Class C Common Stock, par value $.01 per share, of American, and all Convertible Securities and Option Securities of American issued and outstanding immediately prior to the Effective Time shall remain outstanding.

         (b) Each share of Common Stock, par value $1.00 per share, of the Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time (other than shares held in the treasury of the Company or by any of its Subsidiaries) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive its pro-rata share of the following:

                           (i) 723,402 shares of American Shares (being a number
                  of American Shares with a Current Market Price of $20,000,000) (the "Common Stock Consideration"); and

                           (ii) $4,000,000 in immediately available funds (the "Cash Consideration" and collectively, with the Common Stock Consideration, the "Merger Consideration" which term shall include any adjustments pursuant to the provisions of this section).

Notwithstanding the foregoing, the Merger Consideration shall be subject to adjustment in accordance with the following provisions: any such adjustment shall be made first to increase or decrease, as the case may be, the Cash Consideration or, in the event such adjustment is negative and exceeds the Cash Consideration, to decrease the Common Stock Consideration (valuing the Common Stock at the Current Market Price for such purpose). The amount of the Merger Consideration shall be increased by an amount equal to the sum of (A) the aggregate capital expenditures of the Company incurred subsequent to November 26, 1996 and prior to the Closing Date and described in Section 3.1 of the Company Disclosure Schedule or hereafter approved in writing by American in its sole and absolute discretion, and (B) the Net Working Capital of the Company (if positive) on and as of the Closing Date. The amount of the Merger Consideration shall be decreased by an amount equal to the sum of (x) the Net Working Capital of the Company (if negative) on and as of the Closing Date, (y) the principal amount of the Park Center Note, and (z) the principal amount of the Klue Note. The term "Exchange Merger Consideration" shall mean an amount equal to the Merger Consideration divided by the aggregate number of shares of Company Common Stock (the "Company Shares") issued and outstanding at the Effective Time.

         At the Effective Time, all Company Shares shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and certificates previously evidencing any such Company Shares (each, a "Certificate") shall thereafter represent the right to receive, upon the surrender of such Certificate in accordance with the provisions of Section 3.2, the Exchange Merger Consideration multiplied by the number of Company Shares represented by such Certificate, and a holder of more than one Certificate shall have the right to receive the Exchange Merger Consideration multiplied by the number of Company Shares represented by all such Certificates. The holders of such Certificates previously evidencing Company Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Company Shares except as otherwise provided herein or by Applicable Law.

         For purposes of this Agreement, the term "Current Market Price" shall mean, with respect to the American Shares on any date specified herein, $27.647 which is the average of the daily Fair Market Value for the thirty (30) trading days prior to January 3, 1997, and the term "Fair Market Value" shall mean, with respect to the American Class A Stock, (a) the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the Nasdaq National Market System.

         (c) Each Company Share held in the treasury of the Company or by any of its Subsidiaries and each Company Share owned by American or any of its Subsidiaries immediately prior to the Effective Time shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

         (d) In lieu of issuing fractional shares, American shall convert the holder's right to receive American Shares pursuant to Section 3.1(b) into a right to receive the highest whole number of American Shares constituting the Exchange Merger Consideration plus cash equal to the fraction of a share of American Class A Stock to which the holder would otherwise be entitled multiplied by the Current Market Price, and the Exchange Merger Consideration to which a holder is entitled shall be deemed to be such number of American Shares and Cash Consideration and such cash.

         SECTION 3.2 Exchange of Certificates. At and after the Effective Time, each Company Stockholder, upon surrender of each of his Certificates, shall be issued a certificate of American Class A Stock and cash representing the Exchange Merger Consideration with respect to the Company Shares represented by such Certificate, plus cash in amount sufficient to make payment for fractional shares, subject, however, to the provisions of Section 9.3(b).

         SECTION 3.3 Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further transfer of shares of Company Common Stock thereafter on the records of the Company. Any Certificates presented after the Effective Time for transfer shall be canceled and exchanged for the amount to which the Company Shares represented thereby shall be entitled pursuant to Sections 3.1 and 3.2.

         SECTION 3.4 Option Securities and Convertible Securities; Payment Rights. At the Effective Time, each outstanding Option Security and each Convertible Security, whether or not then exercisable for or convertible into Company Shares, outstanding immediately prior to the Effective Time, shall be canceled and retired and shall cease to exist, and the holder thereof shall not be entitled to receive any consideration therefor.

                                    ARTICLE 4

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Each Section of this Article is modified to the extent that the Company Disclosure Schedule contains an item referencing that Section number. For purposes of this Article, the inclusion of a description of an item on the Company Disclosure Schedule with one Section reference will be deemed to be included on the Company Disclosure Schedule for another Section reference where such disclosure would be appropriate, except to the extent a particular Section calls for a specific reference to it in the Company Disclosure Schedule. The Company hereby represents, warrants and covenants to, and agrees with, American as follows:

         SECTION 4.1 Organization and Business; Power and Authority; Effect of Transaction.

         (a) The Company: (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) has all requisite power and authority (corporate and other) to own or hold under lease its properties and to conduct its business as now conducted and as presently proposed to be conducted; and (iii) except as set forth in Section 4.1(a) of the Company Disclosure Schedule, is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction (a true, accurate and complete list of which is set forth in Section 4.1(a) of the Company Disclosure Schedule) in which the character of its property or the nature of its business or operations requires such qualification or authorization, and in which the failure to be so qualified would have a Material Adverse Effect on the Company.

         (b) The Company has all requisite power and authority (corporate and other), and has in full force and effect all Governmental Authorizations and Private Authorizations except for those set forth in Section 4.1(b) of the Company Disclosure Schedule that must be obtained prior to the Closing Date, in order to enable it to execute and deliver, and to perform its obligations under, this Agreement and each Collateral Document executed or required to be executed pursuant hereto or thereto and to consummate the Merger and the Transactions; and the execution, delivery and performance of this Agreement and each
Collateral Document executed or required to be executed pursuant hereto or thereto have been duly authorized by all requisite corporate or other action on the part of the Company, except that the Company Stockholders have not heretofore approved the Merger and the Transactions. This Agreement has been duly executed and delivered by the Company and constitutes, and each Collateral Document executed or required to be executed pursuant hereto or thereto or to consummate the Merger and the Transactions, when executed and delivered by the Company, will constitute, legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency and similar laws affecting the rights and remedies of creditors and the obligations of debtors generally and by general principles of equity. The affirmative vote or action by written consent of a majority of the votes that the holders of the outstanding shares of Company Common Stock are entitled to cast is the only vote of the holders of any class or series of the capital stock of the Company necessary to approve the Merger and the Transactions under Applicable Law and the Company's Organic Documents. To the knowledge of the Company, the provisions of Section 1203 of the CGCL will not apply to this Agreement, the Merger or the Transactions.

         (c) Except as set forth in Section 4.1(c) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement or any Collateral Document executed or required to be executed pursuant hereto or thereto, nor the consummation of the Transactions, nor compliance with the terms, conditions and provisions hereof or thereof by the Company:

                  (i) will conflict with, or result in a breach or violation of, or constitute a default under, any Applicable Law on the part of the Company, or will conflict with, or result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability under, or but for any requirement of giving of notice or passage of time or both would constitute such a conflict with, breach or violation of, or default under, or permit any such acceleration under, any Contractual Obligation of the Company, except for such conflicts, breaches, violations, defaults or permitted accelerations as would not, individually or in the aggregate, have an Adverse Effect on the Company; or

                  (ii) will require the Company to make or obtain any Governmental Authorization, Governmental Filing or Private Authorization, except for (x) the FCC Consents, the California
         Proceedings, filings under the Hart-Scott-Rodino Act and Private Authorizations, and (y) other filing requirements under Applicable Law in connection with the Merger and the Transactions the failure of which to be obtained or maintained would not, individually or in the aggregate, have an Adverse Effect on the Company.

         (d)  The Company does not have any direct or indirect Subsidiaries.

         SECTION 4.2 Financial and Other Information.

         (a) The Company has heretofore furnished to American copies of the financial statements of the Company listed in Section 4.2(a) of the Company Disclosure Schedule (the "Company Financial Statements"). The Company Financial Statements, including in each case the notes thereto, if any, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, except as otherwise noted therein or as set forth in Section 4.2(a) of the Company Disclosure Schedule (which schedule reflects the inclusion of "barter" transactions and the effects thereof), are true, accurate and complete in accordance with GAAP, and fairly present the financial condition and results of operations of the Company, on the bases therein stated, as of the respective dates thereof, and for the respective periods covered thereby subject, in the case of unaudited financial statements, to normal year-end audit adjustments and accruals.

         (b) Neither the Company Disclosure Schedule, the Company Financial Statements or this Agreement nor any Collateral Document, data, information or statement furnished or to be furnished by or on behalf of the Company pursuant to this Agreement or any Collateral Document executed or required to be executed by or on behalf of the Company pursuant hereto or thereto or to consummate the Merger and the Transactions, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not misleading and all such Collateral Documents, data, information or statements are and will be true, accurate and complete in all material respects.

         (c) The Company does not own any capital stock or equity or proprietary interest in any other Entity or enterprise, however organized and however such interest may be denominated or evidenced, except as set forth in Section 4.2(c) of the Company Disclosure Schedule. None of the Entities, if any, so set forth in Section 4.2(c) of the Company Disclosure Schedule is a Subsidiary of the Company. The Company owns all of the outstanding capital stock or equity or proprietary interests (as shown on Section 4.2(c) of the Company Disclosure Schedule) of each such Entity or other enterprise, free and clear of all Liens (except to the extent set forth in Section 4.2(c) of the Company Disclosure Schedule), and all such stock or equity or proprietary interests has been duly authorized and validly issued and is fully paid and nonassessable. There are no outstanding Option Securities or Convertible Securities, or agreements or understandings with respect to any of the foregoing, of any nature whatsoever.

         (d) The Company has no Indebtedness other than (i) the Park Center Note and the Klue Note, (ii) Long-term Indebtedness (including the current portion thereof) and (iii) obligations incurred in the ordinary course of business (other than for money borrowed or of a nature described in clause (b) of the definition of Indebtedness).

         SECTION 4.3 Changes in Condition. Since the date of the most recent financial statements forming part of the Company Financial Statements, there has been no Material Adverse Change in the Company. There is no Event known to the Company which Materially Adversely Affects, or (so far as the Company can now reasonably foresee) in the future is likely to Materially Adversely Affect, the Company or the ability of the Company to perform any of the obligations set forth in this Agreement or any Collateral Document executed or required to be executed pursuant hereto or thereto or to consummate the Merger and the Transactions, except (i) to the extent specifically described in Section 4.3 of the Company Disclosure Schedule and (ii) for matters affecting the economy (national or local) or the radio broadcasting industry generally.

         SECTION 4.4 Liabilities. At the date of the most recent balance sheet forming part of the Company Financial Statements, the Company did not have any obligations or liabilities, past, present or deferred, accrued or unaccrued, fixed, absolute, contingent or other, except as disclosed in such balance sheet, or the notes thereto and except for obligations incurred in the ordinary course of business which are not material or are not required under GAAP to be set forth or reflected on a balance sheet or notes thereto, and since such date the Company has not incurred any such obligations or liabilities, other than obligations and liabilities incurred in the ordinary course of business consistent with past practice of the Company, which do not, in the aggregate, Materially Adversely Affect the Company, except to the extent specifically set forth in Section 4.4 of the Company Disclosure Schedule. The Company has not Guaranteed and is not otherwise primarily or secondarily liable in respect of any obligation or liability of any other Person, except for endorsements of negotiable instruments for deposit in the ordinary course of business or as disclosed in the most recent balance sheet, or the notes thereto, forming part of the Company Financial Statements or in Section 4.4 of the Company Disclosure Schedule.

         SECTION 4.5 Title to Properties; Leases.

         (a) Section 4.5(a) of the Company Disclosure Schedule contains a true, accurate and complete description of all real estate owned or leased by the Company (the "Company Real Property") and all Leases and an identification of all material items of personal property (the "Company Personal Property"). The Company has good legal, indefeasible, insurable and marketable title in fee simple to all Company Real Property, if any, owned by it and good indefeasible and merchantable title to all Company Personal Property, free and clear of all Liens, except (i) Liens reflected in the Company Financial Statements (including, but not limited to, the Lien securing the Park Center Note), (ii) Liens for current taxes not yet due and payable, (iii) Liens set forth on
Section 4.5(a) of the Company Disclosure Schedule, (iv) Liens that will be released prior to the Closing Date (and which are listed on Section 4.5(a) of the Company Disclosure Schedule), and (v) such imperfections of title, easements, encumbrances and mortgages or other Liens, if any, as are not, individually or in the aggregate, substantial in character, amount or extent and do not materially detract from the value, or materially interfere with the present use, of the property subject thereto or affected thereby, or otherwise materially impair business operations. Except for financing statements evidencing Liens referred to in the preceding sentence (a true, accurate and complete list and description of which is set forth in Section 4.5(a) of the

Company Disclosure Schedule), no financing statements under the Uniform Commercial Code and no other filing which names the Company as debtor or which covers or purports to cover any of the property of the Company is on file in any state or other jurisdiction, and the Company has not signed or agreed to sign any such financing statement or filing or any agreement authorizing any secured party thereunder to file any such financing statement or filing. Except as set forth in Section 4.5(a) of the Company Disclosure Schedule, the Company Real Property (other than land) and all material items of Company Personal Property are generally in a state of good repair and maintenance and are generally in good operating condition, normal wear and tear excepted, have been maintained in a manner consistent with generally accepted standards of good engineering practice and will permit the Stations to operate in accordance with the terms and conditions of their respective FCC Licenses and all Applicable Laws.

         (b) Except as otherwise set forth in Section 4.5(b) of the Company Disclosure Schedule, each Lease or other occupancy or other agreement under which the Company holds real or personal property has been duly authorized, executed and delivered by the Company and, to the Company's knowledge, each of the other parties thereto, and is a legal, valid and binding obligation of each of the Company that are parties thereto, and, to the Company's knowledge, each of the other parties thereto, enforceable in accordance with its terms. The Company has a valid leasehold interest in and enjoys peaceful and undisturbed possession under all Leases pursuant to which it holds any Company Real Property or Company Personal Property. All of such Leases are valid and subsisting and in full force and effect; and neither the Company nor, to the Company's knowledge, any other party thereto, is in default in the performance, observance or fulfillment of any obligation, covenant or condition contained in any such Lease.

         (c) Except as set forth in Section 4.5(c) of the Company Disclosure Schedule, all improvements on the Company Real Property are in compliance in all material respects with, and the Company has not received any notice that any Company Real Property, or the use thereof violates, any applicable title covenant, condition, restriction or reservation or any applicable zoning, wetlands, land use or other Applicable Law.

         SECTION 4.6 Compliance with Private Authorizations. Section 4.6 of the Company Disclosure Schedule sets forth a true, accurate and complete list and description of each Private Authorization which individually or when taken together with other substantially similar Private Authorizations is material to the Company, all of which are in full force and effect. The Company has obtained all Private Authorizations which are necessary for the ownership by the Company of its properties and the conduct of its business as now conducted or as presently proposed to be conducted or which, if not obtained and maintained, could, singly or in the aggregate, Materially Adversely Affect the Company. The Company is not in breach or violation of, and is not in default in the performance, observance or fulfillment of, any Private Authorization, and no Event exists or has occurred, which constitutes, or but for any requirement of giving of notice or passage of time or both would constitute, such a breach, violation or default, under any Private Authorization, except for such defaults, breaches or violations, as do not and will not have in the aggregate any Material Adverse Effect on the Company or the ability of the Company to perform any of the obligations set forth in this Agreement or any Collateral Document executed or required to be executed pursuant hereto or thereto or to consummate the Merger and the Transactions. No Private Authorization is the subject of any pending or, to the Company's knowledge, information or belief, threatened attack, revocation or termination.

         SECTION 4.7 Compliance with Governmental Authorizations and Applicable Law.

         (a) Section 4.7(a) of the Company Disclosure Schedule contains a description of:

                  (i) all Legal Actions which are pending or in which the Company or any of its business, operations or properties, or any of its officers or directors in connection therewith, is, or, to the Company's knowledge, at any time during the past five (5) years has been, engaged, or which involves, or, to the Company's knowledge, at any time during such period involved, the business, operations or properties of the Company or, to the Company's knowledge, which is threatened or contemplated against, or in any other manner relating Materially and Adversely to, the Company or any of its business, operations or
         properties,   or  any  of  its  officers  or  directors  in  connection
         therewith;

                  (ii) all Claims and Legal Actions pending or, to the Company's knowledge, threatened against the Company or the ownership or operations of any of the Stations which, individually or in the aggregate, are reasonably likely to result in the revocation or termination of any of the FCC Licenses or the imposition of any restriction of such a nature as would Adversely affect the ownership or operations of any of the Stations, nor does the Company know of any basis for any of the foregoing; in particular, but without limiting the generality of the foregoing, there are no applications, complaints or proceedings pending or, to the best of the Company's knowledge, threatened (x) before the FCC relating to the business or operations of any of the Stations other than applications, complaints or proceedings which affect the radio broadcasting industry generally, or (y) before any Authority involving charges of illegal discrimination by the Stations under any federal or state employment Laws; and

                  (iii) each Governmental Authorization (including without limitation all FCC Licenses) that is (x) owned or held by the Company with respect to the ownership and operation of the Stations and the conduct of the business of the Company, or (y) necessary to permit the Company to execute and deliver this Agreement and to perform its obligations hereunder.

         The Company has delivered to American, true, correct and complete copies of each of the Governmental Authorizations described in Section 4.7(a) of the Company Disclosure Schedule (including without limitation any and all amendments and other modifications thereto).

         (b) The Company is the authorized legal holder of the FCC Licenses listed in Section 4.7(a) of the Company Disclosure Schedule, none of which is subject to any restriction or condition which would limit in any material respect the operations of the Stations as currently conducted or proposed to be conducted on or prior to the Closing Date. The FCC Licenses listed in Section 4.7(a) of the Company Disclosure Schedule are valid and in good standing, are in full force and effect and are not impaired in any material respect by any act or omission of the Company or its officers, directors, employees or agents, and the operation of the Stations is in accordance in all material respects with the FCC Licenses. The Stations are operating in accordance with the FCC Licenses, all underlying construction permits and the FCA. Except as disclosed in Section 4.7(b) of the Company Disclosure Schedule, no application, action or proceeding is pending for the renewal or modification of any of the FCC Licenses and, to the Company's knowledge, there is not as of the date of this Agreement issued or outstanding any investigation or material complaint against the Company at the FCC relating to any of the Stations. Except as disclosed in Section 4.7(b) of the Company Disclosure Schedule, as of the date of this Agreement, to the Company's knowledge, there is no proceeding pending at or outstanding notice of violation from the FCC relating to the Stations. All fees payable to Authorities pursuant to the FCC

Licenses, including FCC annual regulatory fees, have been paid and no event has occurred which, individually or in the aggregate and without the giving of notice or the lapse of time or both, would constitute grounds for revocation thereof or would have an Adverse Effect on the Company. Except as set forth in
Section 4.7(b) of the Company Schedule, all material reports, forms and statements required to be filed by the Company with the FCC with respect to the Stations have been filed and are true, complete and accurate in all material respects. To the best knowledge of the Company, under the FCA, there are no facts that would disqualify the Company from transferring the Stations to American.

         The Governmental Authorizations listed in Section 4.7(a) of the Company Disclosure Schedule comprise all Governmental Authorizations which are necessary for the lawful ownership of operation and the lawful conduct of the business of each of the Stations as now conducted, except for Governmental Authorizations, the failure of which to obtain and maintain, would not individually or in the aggregate have any Adverse Effect on the Company. No Governmental Authorization is the subject of any pending or, to the Company's knowledge, threatened challenge or proceeding to revoke or terminate any Governmental Authorization. The Company has no reason to believe that any Governmental Authorization would not be renewed in the name of the Company by the granting Authority in the ordinary course.

         (c) With respect to matters, if any, of a nature referred to in Section 4.7(a) or 4.7(b) of the Company Disclosure Schedule, except as otherwise specifically described in Section 4.7(c) of the Company Disclosure Schedule, all such information and matters set forth in the Company Disclosure Schedule, if adversely determined against the Company, will not, in the aggregate, Materially Adversely Affect the Company, or the ability of the Company to perform its obligations under this Agreement or any Collateral Documents executed or required to be executed pursuant hereto or thereto or to consummate the Merger and the Transactions.

         SECTION 4.8 Intangible Assets. Section 4.8 of the Company Disclosure Schedule sets forth a true, accurate and complete description of all Intangible Assets (other than Governmental Authorizations and Private Authorizations) held or used by the Company, including without limitation the nature of the Company's interest in each and the extent to which the same have been duly registered in the offices as indicated therein. The Company owns or possesses or otherwise has the right to use all such Intangible Assets necessary for the present and planned future conduct of its business. Except as set forth in Section 4.8 of the Company Disclosure Schedule, no authorizations or intangible assets (except the Governmental Authorizations and Private Authorizations and such other Intangible Assets so set forth) are required for the Company to conduct its business as currently conducted or proposed to be conducted on or prior to the Closing Date.

         SECTION 4.9 Related Transactions. Section 4.9 of the Company Disclosure Schedule specifically sets forth a true, accurate and complete description of any Contractual Obligation or transaction between the Company and any of its officers, directors or employees, any Company Stockholder, or any Affiliate of any thereof (other than reasonable compensation for services as officers, directors and employees), which are to continue following the Effective Time, including without limitation any providing for the furnishing of services to or by, providing for rental of property, real, personal or mixed, to or from, or providing for the lending or borrowing of money to or from or otherwise requiring payments to or from, any officer, director, Company Stockholder or employee, or any Affiliate of any thereof. All such Contractual Obligations and transactions which are to continue after the Effective Time (a) will be on terms and conditions no less favorable to the Company than would be customary for such between Persons who are not Affiliates or upon terms and conditions on which similar Contractual Obligations and transactions with Persons who are not Affiliates could fairly and reasonably be expected to be entered into, and (b) are specifically designated as so surviving in
Section 4.9 of the Company Disclosure Schedule.

         SECTION 4.10 Insurance. Section 4.10 of the Company Disclosure Schedule includes the insurers' names, policy numbers, expiration dates, amounts of coverage, the annual premiums, Best policy holder's and financial size ratings of the insurers, exclusions, deductibles and self-insured retention and describes in reasonable detail any retrospective rating plan, fronting arrangement or any other self-insurance or risk assumption agreed to by the Company or imposed upon the Company by any such insurers, as well as any self-insurance program that is in effect. The Company is not in breach or violation of or in default under any such policy, and all premiums due thereon have been paid.

         SECTION 4.11 Tax Matters.

         (a) The Company has in accordance with all Applicable Laws filed all Tax Returns which are required to be filed, and has paid, or made adequate provision for the payment of, all Taxes which have or may become due and payable pursuant to said Tax Returns and all other governmental charges and assessments received to date other than those Taxes being contested in good faith for which adequate provision has been made on the most recent balance sheet forming part of the Company Financial Statements. The Tax Returns of the Company have been prepared in accordance with all Applicable Laws and generally accepted principles applicable to taxation consistently applied. All Taxes which the Company is required by law to withhold and collect have been duly withheld and collected, and have been paid over, in a timely manner, to the proper Authorities to the extent due and payable. The Company has not executed any waiver to extend, or otherwise taken or failed to take any action that would have the effect of extending, the applicable statute of limitations in respect of any Tax liabilities of the Company for the fiscal years prior to and including the most recent fiscal year. Adequate provision has been made on the most recent balance sheet forming part of the Company Financial Statements for all Taxes accrued through the date of such balance sheet of any kind, including interest and penalties in respect thereof, whether disputed or not, and whether past, current or deferred, accrued or unaccrued, fixed, contingent, absolute or other, and there are no past transactions or matters which could result in additional Taxes to the Company for which an adequate reserve has not been provided on such balance sheet. The Company is not a "consenting corporation" within the meaning of Section 341(f) of the Code. The Company has for the period indicated in Section 4.1(a) of the Company Disclosure Schedule qualified, and immediately prior to the Effective Time will qualify, for taxable status as a Subchapter S corporation under the Code.

         (b) The Company has paid all Taxes which have become due pursuant to its Returns and has paid all installments of estimated Taxes due and payable.

         (c) From the end of its most recent fiscal year to the date hereof the Company has not made any payment on account of any Taxes except regular payments required in the ordinary course of business with respect to current operations or property presently owned.

         (d) The information shown on the Federal Income Tax Returns of the Company (true, accurate and complete copies of which have been furnished by the Company to American to the extent requested by American) is true, accurate and complete in all material respects and fairly and accurately reflects the information purported to be shown. To the Company's knowledge, Federal and state income Tax Returns of the Company have not been examined by the IRS or applicable state Authority, and the Company has not been notified of any proposed examination, except as shown in Section 4.11(d) of the Company Disclosure Schedule.

         (e) The Company is not a party to any tax sharing agreement or arrangement.

         (f) The Company is not and, within five (5) years of the date hereof has not been, a "United States real property holding corporation" as defined in
Section 897 of the Code.

         SECTION 4.12  Employee Retirement Income Security Act of 1974.

         (a) The Company (which for purposes of this Section shall include any ERISA Affiliate) has not made at any time since its organization and is not making any contribution to any Plan and has not sponsored and is not sponsoring any Plan or Benefit Arrangement, except as set forth in Section 4.12(a) of the Company Disclosure Schedule. True, complete and accurate copies of all such written Plans and Benefit Arrangements (or related insurance policies) to the extent requested by American have been furnished to American, along with copies of any employee handbooks or similar documents describing such Plans or Benefit Arrangements. Section 4.12(a) of the Company Disclosure Schedule also contains a true, complete and accurate description of any unwritten Plan or Benefit Arrangement. As to all Plans and Benefit Arrangements listed in Section 4.12(a) of the Company Disclosure Schedule:

                  (i) all such Plans and Benefit Arrangements comply and have been administered in form and in operation with all Applicable Laws in all material respects, and the Company has not received any notice from any Authority questioning or challenging such compliance;

                  (ii) all such Plans maintained or previously maintained by the Company that are or were intended to comply with Sections 401 and 501 of the Code comply and complied in form and in operation with all applicable requirements of such sections, and no event has occurred which will or could give rise to disqualification of any such Plan under such sections or to a tax under Section 511 of the Code;

                  (iii) none of the assets of any such Plan are invested in employer securities or employer real property;

                  (iv) there have been no "prohibited transactions" (as described in Section 406 of ERISA or Section 4975 of the Code) with respect to any such Plan and the Company has not otherwise engaged in any prohibited transaction;

                  (v) there have been no acts or omissions by the Company which have given rise to or may give rise to any material fines, penalties, taxes or related charges under Sections 502(c), 502(i) or 4071 or ERISA or Chapter 43 of the Code for which the Company may be liable;

                  (vi) there are no Claims (other than routine claims for benefits or actions seeking qualified domestic relations orders) pending or threatened involving such Plans or the assets of such Plans, and, to the Company's knowledge, no facts exist which could give rise to any such Claims (other than routine claims for benefits or actions seeking qualified domestic relations orders);

                  (vii) no such Plan is subject to Title IV of ERISA, or, if subject, there have been no "reportable events" (as described in Section 4043 of ERISA), and no steps have been taken to terminate any such Plan;

                  (viii) all group health Plans of the Company have been operated in compliance in all material respects with the group health plan continuation coverage requirements of COBRA;

                  (ix) to the extent required by GAAP, actuarially adequate accruals for all obligations under the Plans are reflected in the most recent balance sheet forming part of the Company Financial Statements and such obligations include a pro rata amount of the Shareholder Distributions which would otherwise have been made in accordance with past practices for the Plan years which include the Closing Date;

                  (x) neither the Company nor, to the Company's knowledge, any of its respective directors, officers, employees or any other fiduciary has committed any material breach of fiduciary responsibility imposed by ERISA that would subject the Company or any of its respective directors, officers or employees to any material liability under ERISA;

                  (xi) no such Plan which is subject to Part 3 of Subtitle B of Title I of ERISA or Section 412 of the Code had an accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, as of the last day of the most recent fiscal year of such Plan to which Part 3 of Subtitle B of Title I of ERISA or Section 412 of the Code applied, nor would have had an accumulated funding deficiency on such date if such year were the first year of such Plan to which Part 3 of Subtitle B of Title I of ERISA or
         Section 412 of the Code applied;

                  (xii) no liability to the PBGC has been or is expected by the Company to be incurred by the Company with respect to any Plan, and there has been no event or condition which presents a risk of termination of any Plan by the PBGC;

                  (xiii) the Company is not and never has been a party to any Multiemployer Plan or made contributions to any such Plan;

                  (xiv) except as set forth in Section 4.12(a)(xiv) of the Company Disclosure Schedule (which entry, if applicable, shall indicate the present value of accumulated plan liabilities calculated in a manner consistent with FAS 106 and actual annual expense for such benefits for each of the last two (2) years) and pursuant to the provisions of COBRA, the Company does not maintain any Plan that provides benefits described in Section 3(1) of ERISA, except as the provisions of COBRA may apply, to any former employees or retirees of the Company; and

                  (xv) the Company has made available to American a copy of the two most recently filed Federal Form 5500 series and accountant's opinion, if applicable, for each Plan (and the two most recent actuarial valuation reports for each Plan, if any, that is subject to Title IV of ERISA), and all information provided by the Company to any actuary in connection with the preparation of any such actuarial valuation report was true, accurate and complete in all material respects.

         (b) The execution, delivery and performance of this Agreement and the Collateral Documents executed or required to be executed pursuant hereto and thereto will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code.

         SECTION 4.13 Absence of Sensitive Payments. Neither the Company nor, to the Company's knowledge, any of its officers, directors, stockholders, employees, agents or other representatives, has (a) made any contributions, payments or gifts to or for the private use of any governmental official, employee or agent where either the payment or the purpose of such contribution, payment or gift is illegal under the laws of the United States or the jurisdiction in which made, (b) established or maintained any unrecorded fund or asset for any purpose or made any false or artificial entries on its books, or
(c) made any payments to any person with the intention or understanding that any part of such payment was to be used for any purpose other than that described in the documents supporting the payment.

         SECTION 4.14 Inapplicability of Specified Statutes. The Company is not a "holding company", or a "subsidiary company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or an "investment company" or a company "controlled" by or acting on behalf of an "investment company", as defined in the Investment Company Act of 1940, as amended, or a "carrier" or a person which is in control of a "carrier", as defined in section 11301 of Title 49, U.S.C.

         SECTION 4.15  Authorized and Outstanding Capital Stock.

         (a) The authorized and outstanding capital stock of the Company is as set forth in Section 4.15(a) of the Company Disclosure Schedule. All of such outstanding capital stock has been duly authorized and validly issued, is fully paid and nonassessable and is not subject to any preemptive or similar rights. There is neither outstanding nor has the Company agreed to grant or issue any shares of its capital stock or any Option Security or Convertible Security, and the Company is not a party to or bound by any agreement, put or commitment pursuant to which it is obligated to purchase, redeem or otherwise acquire any shares of capital stock or any Option Security or Convertible Security, except as set forth in Schedule 4.15(a) of the Company Disclosure Schedule.

         (b) All of the outstanding capital stock of the Company is owned as of the date of this Agreement by the Company Stockholders as and to the extent set forth in Section 4.15(b) of the Company Disclosure Schedule, to the Company's knowledge, free and clear of all Liens.

         SECTION 4.16 Employment Arrangements.

         (a) Section 4.16(a) of the Company Disclosure Schedule contains a true, accurate and complete list of all persons employed by the Company, together with each such employee's date of hire, the title or capacity in which such person is employed, and an accurate summary description of all Employment Arrangements.

         (b) The Company has received no notice that, and the Company is not aware of, any Company employee (other than the Company Stockholders) who shall or is likely to terminate his or her employment relationship with the Company upon the execution of this Agreement or with American after consummation of the Merger.

         (c) Each applicable Employment Arrangement has been administered in compliance in all material respects with the provisions of ERISA, the Code, the Age Discrimination in Employment Act and any other Applicable Law. The Company has performed in all material respects all obligations required to be performed under each Employment Arrangement and is not in material breach or violation of or in material default or arrears under any of the terms, provisions or conditions thereof. There exists no Claim or Legal Action (other than routine claims for benefits) with respect to any Employment Arrangement pending or, to the Company's knowledge, threatened against any Employment Arrangement, and the Company possesses no knowledge of any facts which could give rise to any such Legal Action or Claim.

         (d) Except as described in Section 4.16(d) of the Company Disclosure Schedule, (i) none of the employees of the Company is now, or, to the Company's knowledge, during the past five (5) years has been, represented by any labor union or other employee collective bargaining organization, or are now, or, to the Company's knowledge during the past five (5) years have been, parties to any labor or other collective bargaining agreement, (ii) there are no pending grievances, disputes or controversies with any union or any other employee or collective bargaining organization of such employees, or threats of strikes, work stoppages or slowdowns or any pending demands for collective bargaining by any union or other such organization, and (iii) neither the Company nor any of its employees is now, or, to the Company's knowledge, during the past five (5) years has been, subject to or involved in or, to the Company's knowledge, threatened with, any union elections, petitions therefore or other organizational or recruiting activities. The Company has performed all obligations required to be performed under all Employment Arrangements and are not in breach or violation of or in default or arrears under any of the terms, provisions or conditions thereof. Section 4.16(a) of the Company Disclosure Schedule sets forth the basis of funding, and the current status of, any past service liability with respect to each Employment Arrangement to which the same is applicable.

         (e) Except as set forth on Section 4.16(e) of the Company Disclosure Schedule, no employee shall accrue or receive additional benefits, service or accelerated rights to payments of benefits under any Employment Arrangement, including the right to receive any parachute payment, as defined in Section 280G of the Code, or become entitled to severance, termination allowance or similar payments as a result, directly or indirectly, of the transactions contemplated by this Agreement. Notwithstanding the foregoing, the Company represents and warrants that each employment, severance, consulting or other similar agreement, if any, listed in Section 4.16(e) of the Company Disclosure Schedule may be unconditionally terminated at no cost to the Company or American.

         (f) The Company considers its relationships with its employees to be good.

         SECTION 4.17 Material Agreements. Specifically listed on Section 4.17 of the Company Disclosure Schedule are all Material Agreements relating to the ownership or operation of the business and property of the Company or any presently held or used by the Company or to which the Company is a party or to which it or any of its property is subject or bound. True, accurate and complete copies of each of the Material Agreements have been made available by the Company to American and the Company has provided American with photocopies of all such Material Agreements requested by American (or true, accurate and complete descriptions thereof have been set forth in Section 4.17 of the Company Disclosure Schedule, if any such Material Agreements are oral). All of the Material Agreements are valid, binding and legally enforceable obligations of the Company and, to the Company's knowledge, all other parties thereto, and the Company is validly and lawfully operating its business and owning its property under each of the Material Agreements. The Company has duly complied with all of the terms and conditions of each Material Agreement and has not done or performed, or failed to do or perform (and there is no pending or, to the knowledge of the Company, threatened Claim that the Company has not so complied, done and performed or fail to do and perform) any act which would invalidate or provide grounds for the other party thereto to terminate (with or without notice, passage of time or both) such Material Agreement or impair the rights or benefits, or increase the costs, of the Company, under any of the Material Agreements. The Company has not expressly granted any waivers of forbearance under any Material Agreement and, to the Company's knowledge, no third party is in material default in the performance of any of its obligations under any Material Agreement. Except for those consents or approvals listed in Section
4.17 of the Company Disclosure Schedule, no consents or approvals of any third party are necessary to permit the assignment of the Material Agreements to

American pursuant to the Merger and such assignment will not affect the validity or enforceability of any Material Agreement or cause any material change in the substantive terms of any of them.

         SECTION 4.18 Ordinary Course of Business. The Company, from the end of its most recent fiscal quarter to the date hereof, and until the Closing Date, except (i) as may be described on Section 4.18 of the Company Disclosure Schedule, (ii) as may result from the consummation of the Shareholder Distribution, (iii) as may be required or expressly contemplated by the terms of this Agreement, or (iv) as are reflected in the Company Financial Statements:

                  (a) has operated, and will continue to operate, its business in the normal, usual and customary manner in the ordinary and regular course of business, consistent with prior practice;

                  (b) has not sold or otherwise disposed of or contracted to sell or otherwise dispose of, and will not sell or otherwise dispose of or contract to sell or otherwise dispose of, any of its properties or assets having a value in excess of $10,000 with respect to any Station, other than in the ordinary course of business;

                  (c)  except in each case in the ordinary course of business:

                           (i)  has  not   incurred   and  will  not  incur  any
                  obligations or liabilities (fixed, contingent or other) having a value in excess of $10,000 with respect to any Station;

                           (ii) has not  entered  and will  not  enter  into any
                  commitments having a value in excess of $10,000 with respect to any Station; and

                           (iii) has not cancelled and will not cancel any debts
                  or claims;

                  (d) has not made or committed to make, and will not make or commit to make, any additions to its property or any purchases of equipment, except for normal maintenance and replacements;

                  (e) has not discharged or satisfied and will not discharge or satisfy any Lien, and has not paid and will not pay any obligation or liability (absolute or contingent) other than current liabilities or obligations under contracts then existing or thereafter entered into in the ordinary course of business and commitments under Leases existing on that date or incurred since that date in the ordinary course of business or repaying or prepaying Long-Term Indebtedness or the current portion thereof;

                  (f) has not created or permitted to be created, and will not create or permit to be created, any Lien on any of its tangible property, except for such Liens, if any, as do not materially detract from the value of or materially interfere with the use of such property;

                  (g) has not transferred or created or permitted to be created, and will not transfer or create or permit to be created, any Lien on any Intangible Assets , except for such Liens, if any, as do not materially detract from the value of or materially interfere with the use of such property;

                  (h) has not increased and will not increase the compensation payable or to become payable to any of its directors, officers, employees, advisers, consultants, salesmen or agents other than in the ordinary course of business which will not, in any event with respect to any of the foregoing, exceed the applicable rate of inflation, or otherwise alter, modify or change the terms of their employment or engagement;

                  (i) has not suffered and will not suffer any material damage, destruction or loss (whether or not covered by insurance) or any acquisition or taking of property by any Authority;

                  (j) has not waived and will not waive any rights of material value without fair and adequate consideration;

                  (k)  has not experienced any work stoppage;

                  (l) except in the  ordinary  cause of business as described in
         Section  4.18(l) of the Company  Disclosure  Schedule,  has not entered into,  amended  or  terminated,  and  will  not  enter  into,  amend or terminate, any Lease, Governmental Authorization, Plan, Benefit, Arrangement, Private Authorization, Material Agreement, Employment Arrangement or Contractual Obligation, or any transaction, agreement or arrangement with any Affiliate;

                  (m) has not amended or terminated, and will not amend or terminate, and has kept and will keep in full force and effect including without limitation renewing to the extent the same would otherwise expire or terminate, all insurance policies and coverage with financially responsible companies in such amounts and against such risks and losses as are consistent with past practice;

                  (n) has not, and will not have, declared, made or paid, or agreed to declare, make or pay, any Distribution;

                  (o) has not amended, and will not amend, any provision of its Organic Documents;

                  (p) has not issued, sold, pledged or disposed of and will not issue, sell, pledge or dispose of any additional shares of capital stock or any Option Securities or Convertible Securities and has no entered into, and will not enter into, any agreement or arrangement to do the same;

                  (q) has not entered into, and will not enter into, any trade or barter arrangements (i) which are outside the ordinary course of business, (ii) otherwise than in accordance with the Company's prior policies and practices, or (iii) if, together with all trade and barter arrangements entered into after September 30, 1996, such arrangements would cause the difference between fair value of the Company's trade assets and trade liabilities with respect to the Stations to become more unfavorable to the Company by more than $25,000;

                  (r) has not entered into, and will not enter into, any other transaction or series of related transactions which individually or in the aggregate is material to the Company, except in the ordinary course of business; and

                  (s) will, on or prior to the Closing, apply the condemnation fund account balance in the amount and as set forth in Section 4.18(s) of the Company Disclosure Schedule.

         SECTION 4.19 Bank Accounts, Etc. Section 4.19 of the Company Disclosure Schedule contains a true, accurate and complete list as of the date hereof of all banks, trust companies, savings and loan associations and brokerage firms in which the Company has an account or a safe deposit box and the names of all Persons authorized to draw thereon, to have access thereto, or to authorize transactions therein, the names of all Persons, if any, holding powers of attorney from the Company and a summary statement as to the terms thereof. The Company agrees that prior to the Closing Date it will not make or permit to be made any change affecting any bank, trust company, savings and loan association, brokerage firm or safe deposit box or in the names of the Persons authorized to draw thereon, to have access thereto or to authorize transactions therein or in such powers of attorney, or open any additional accounts or boxes or grant any additional powers of attorney, without in each case obtaining the prior written consent of American.

         SECTION 4.20 Material and Adverse Restrictions. The Company is not a party to or subject to, nor is any of its property subject to, any Applicable Law, Governmental Authorization, Contractual Obligation, Employment Arrangement, Material Agreement or Private Authorization, or any other obligation or restriction of any kind or character not disclosed by the Company to American on or prior to the date of this Agreement, which now or, as far as the Company can now reasonably foresee, individually or in the aggregate is likely to, have any Material Adverse Effect on the Company, except as specifically set forth in
Section 4.20 of the Company Disclosure Schedule.

         SECTION 4.21 Broker or Finder. No Person assisted in or brought about the negotiation of this Agreement, the Merger or the subject matter of the Transactions in the capacity of broker, agent or finder or in any similar capacity on behalf of the Company or to the knowledge of the Company or any Company Stockholders other than Media Venture Partners, Ltd., which was retained by, and whose fees and expenses shall be paid equally by, the Company and American.

         SECTION 4.22 Environmental Matters.

         (a) Except as set forth in Section 4.22(a) of the Company Disclosure Schedule, the Company:

                  (i) to the knowledge of the Company, has not been notified that it is potentially liable under, has not received any request for information or other correspondence concerning its potential liability with respect to any site or facility under, and is not a "potentially responsible party" under, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation Recovery Act, as amended, or any similar state law;

                  (ii) has not  entered  into or received  any  consent  decree,
         compliance   order  or   administrative   order   issued   pursuant  to
         Environmental Laws;

                  (iii) is not a party in interest or in default under any judgment, order, writ, injunction or decree of any final order issued pursuant to Environmental Laws;

                  (iv) is, to the knowledge of the Company, in compliance in all material respects with all Environmental Laws, has, to Company's knowledge, obtained all Environmental Permits, and is not the subject of or, to the Company's knowledge, threatened with any Legal Action involving a demand for damages or other potential liability including any Lien with respect to material violations or material breaches of any Environmental Law; and

                  (v) the Company has no knowledge of any past or present Event related to the Company or its business, operations or property which Event, individually or in the aggregate, may interfere with or prevent continued material compliance with all Environmental Laws, or which, individually or in the aggregate, will form the basis of any material Claim for the release or threatened release into the environment, of any Hazardous Material.

         (b) Except as set forth in Section  4.22(b) of the  Company  Disclosure
Schedule:

                  (i) the Company has not disposed of, released, buried or placed on any property or facility owned or leased by the Company during the period that such facilities and properties were owned or leased by it or on the property of any other Person any Hazardous Materials which to Company's knowledge could form the basis for a material Claim; and

                  (ii) to the knowledge of the Company, the Company has no above-ground or underground fuel storage tanks on property owned or leased by it.

         SECTION 4.23 Compliance with Regulations Relating to Securities Credit. None of the borrowings, if any, of the Company were incurred or used for the purpose of purchasing or carrying any security which at the date of its acquisition was, or any security which now is, margin stock or other margin security within the meaning of Regulation T of the Margin Rules or a "security that is publicly held," within the meaning of the Margin Rules, and the Company owns no margin stock or other margin security, or a "security that is publicly held", and the Company has no present intention of acquiring any margin stock or other margin security, or any "security that is publicly held".

         SECTION 4.24 Continuing Representation and Warranty. Except for those representations and warranties which speak as of a specific date, all of the representations and warranties of the Company set forth in this Article (as the same may be updated pursuant to Section 6.4) shall be true and correct on the Closing Date with the same force and effect as though made on and as of that date and those, if any, which speak as of a specific date shall be true and correct on the Closing Date.

         SECTION 4.25 Contribution Assets. Notwithstanding anything to the contrary in the foregoing representations and warranties of the Company, the Company hereby makes no representations or warranties with respect to the assets of the Company described in Section 2.1 of the Company Disclosure Schedule to be contributed and transferred to the Company Stockholders pursuant to the Shareholder Distribution.


                                    ARTICLE 5

                   REPRESENTATIONS AND WARRANTIES OF AMERICAN

         American represents, warrants and covenants to, and agrees with, the Company as follows:

         SECTION 5.1 Organization and Business; Power and Authority; Effect of Transaction.

         (a) American (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) has all requisite power and authority (corporate and other) to own or hold under lease its properties and to conduct its business as now conducted and as presently proposed to be conducted; and (iii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction in which the character of its property or the nature of its business or operations requires such qualification or authorization, and in which the failure to be so qualified would have a Material Adverse Effect on American.

         (b) American has all requisite power and authority (corporate and other), and has in full force and effect all Governmental Authorizations (other than those referred to in Section 5.2(c)(iii)) and Private Authorizations in order to enable it to execute and deliver, and to perform its obligations under, this Agreement and each Collateral Document executed or required to be executed pursuant hereto or thereto or to consummate the Merger and the Transactions; and the execution, delivery and performance of this Agreement and each Collateral Document executed or required to be executed pursuant hereto or thereto have been duly authorized by all requisite corporate or other action on the part of American. No action or approval on the part of the American stockholders is required in connection with the execution, delivery and performance of this Agreement or any Collateral Document or the consummation of the Merger and the Transactions. This Agreement has been duly executed and delivered by American and constitutes, and each Collateral Document executed or required to be executed pursuant hereto or thereto or to consummate the Merger and the Transactions, when executed and delivered by American, will constitute, legal, valid and binding obligations of American enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency and similar laws affecting the rights and remedies of creditors and the obligations of debtors generally and by general principles of equity.

         (c) Except as set forth in Section 5.1(c) of the American Disclosure Schedule, neither the execution and delivery of this Agreement or any Collateral Document executed or required to be executed pursuant hereto or thereto, nor the consummation of the Transactions, nor compliance with the terms, conditions and provisions hereof or thereof by American:

                  (i) will conflict with, or result in a breach or violation of, or constitute a default under, any Applicable Law on the part of American or will conflict with, or result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability in, or but for any requirement of giving of notice or passage of time or both would constitute such a conflict with, breach or violation of, or default under, or permit any such acceleration in, any Contractual Obligation of American, except for such conflicts, breaches, violations, defaults or permitted accelerations as would not, individually or in the aggregate, have an Adverse Effect on the American; or

                  (ii) will require American to make or obtain any Governmental Authorization, Governmental Filing or Private Authorization, except for
         (x) the FCC Consents, filings under the Hart-Scott-Rodino Act and Private Authorizations and (y) other filing requirements under Applicable Law in connection with the Merger and the Transactions the failure of which to be obtained or maintained would not, individually or in the aggregate, have an Adverse Effect on American.

         SECTION 5.2       Financial and Other Information.

         (a) American has heretofore furnished to the Company copies of the consolidated financial statements of American and its Subsidiaries listed in
Section 5.2(a) of the American Disclosure Schedule (the "American Financial Statements"). The American Financial Statements, including in each case the notes thereto, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, except as otherwise noted therein or as set forth in Section 5.2(a) of the American Disclosure Schedule, are true, accurate and complete in accordance with GAAP, do not contain any untrue statement of a material fact or omit to state a material fact required by GAAP to be stated therein or necessary in order to make the statements contained therein not misleading, and fairly present the financial condition and results of operations of American and its Subsidiaries, on the bases therein stated, as of the respective dates thereof, and for the respective periods covered thereby subject, in the case of unaudited financial statements, to normal year-end audit adjustments and accruals.

         (b) Neither the American Disclosure Schedule, the American Financial Statements or this Agreement nor any Collateral Document, data, information or statement furnished or to be furnished by or on behalf of the Company pursuant to this Agreement or any Collateral Document executed or required to be executed by or on behalf of the Company pursuant hereto or thereto or to consummate the Merger and the Transactions, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not misleading and all such Collateral Documents, data, information or statements are and will be true, accurate and complete in all material respects. The documents (collectively, the "American SEC Documents") which American has filed pursuant to the provisions of the Securities Act or the Exchange Act, as of the date of the filing thereof, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Section 5.2(b) of the American Disclosure Schedule contains an update of certain of the information set forth in the American SEC Documents. No information material to the Merger and the Transactions contemplated by this Agreement and which is necessary to make the representations and warranties herein contained not misleading, to the knowledge of American, has been withheld from, or has not been delivered to, the Company.

         SECTION 5.3 Changes in Condition. Since the date of the most recent financial statements forming part of the American Financial Statements, there has been no Material Adverse Change in the Company and its Subsidiaries taken as a whole. There is no Event known to American which Materially Adversely Affects, or (so far as American can now reasonably foresee) in the future is likely to Materially Adversely Affect, American and its Subsidiaries taken as a whole, or the ability of the Company to perform any of the obligations set forth in this Agreement or any Collateral Document executed or required to be executed pursuant hereto or thereto or to consummate the Merger and the Transactions, except (i) to the extent specifically described in the American Disclosure Schedule and (ii) for matters affecting the economy (national or local) or the radio broadcasting industry generally.

         SECTION 5.4 Compliance with Private Authorizations. Each of American and each Subsidiary has obtained all Private Authorizations which are necessary for the ownership by American or each Subsidiary of its properties and the conduct of its business as now conducted or as presently proposed to be conducted or which, if not obtained and maintained, could, singly or in the aggregate, Materially Adversely Affect American and its Subsidiaries taken as a whole. Neither American nor any Subsidiary is in breach or violation of, or is in default in the performance, observance or fulfillment of, any Private Authorization, and no Event exists or has occurred, which constitutes, or but for any requirement of giving of notice or passage of time or both would constitute, such a breach, violation or default, under any Private Authorization, except for such defaults, breaches or violations, as do not and will not have in the aggregate any Material Adverse Effect on American and its Subsidiaries taken as a whole or the ability of American to perform any of the obligations set forth in this Agreement or any Collateral Document executed or required to be executed pursuant hereto or thereto or to consummate the Merger and the Transactions. No Private Authorization is the subject of any pending or, to American's knowledge, information or belief, threatened attack, revocation or termination.

         SECTION 5.5 Compliance with Governmental Authorizations and Applicable Law.

         (a) American or one of its Subsidiaries is the authorized legal holder of all FCC licenses required to carry on the operation of the radio broadcasting stations of American, none of which is subject to any restriction or condition which would limit in any material respect the operations of such stations as currently conducted or proposed to be conducted. There are no applications, complaints or other Legal Actions pending or, to the best knowledge of American, threatened before the FCC which could Materially Adversely Affect the business or operations of its stations, other than applications, complaints or proceedings which affect the radio broadcasting industry generally. The FCC licenses held by American or one of its Subsidiaries are valid and in good standing, are in full force and effect and are not impaired in any material respect by any act or omission of American or any of its Subsidiaries or its or their officers, directors, employees or agents, and the operation of such stations is in accordance in all material respects with its FCC licenses. All material reports, forms and statements required to be filed by American with the FCC with respect to such stations have been filed and are true, complete and accurate in all material respects.

         (b) Each of American and each of its Subsidiaries has obtained all Governmental Authorizations which are necessary for the lawful ownership and the lawful conduct of its business as now conducted or as presently proposed to be conducted, except for Governmental Authorizations, the failure of which to obtain and maintain, would not individually or in the aggregate, have any Material Adverse Effect on American and its Subsidiaries taken as a whole. No Governmental Authorization is the subject of any pending or, to American's knowledge, threatened challenge or proceeding to revoke or terminate any Governmental Authorization. American has no reason to believe that any Governmental Authorization would not be renewed in the name of American by the granting Authority in the ordinary course.

         SECTION 5.6  Authorized and Outstanding Capital Stock.

         (a) The authorized and outstanding capital stock of American is as set forth in the American SEC Documents, except as otherwise set forth in Section 5.6(a) of the American Disclosure Schedule. All of such outstanding capital stock has been duly authorized and validly issued, is fully paid and nonassessable and is not subject to any preemptive or similar rights. There is, as of the date hereof, neither outstanding nor has the Company agreed to grant or issue any shares of its capital stock or any Option Security or Convertible Security, and, as of the date hereof, neither American nor any Subsidiary is a party to or is bound by any agreement, put or commitment pursuant to which it is obligated to purchase, redeem or otherwise acquire any shares of capital stock or any Option Security or Convertible Security, except as set forth in the American Prospectus or Section 5.6(a) of the American Disclosure Schedule.

         (b) To American's knowledge, as of the date hereof, no Person, and no group of Persons acting in concert, owns as much as five percent (5%) of American's outstanding Common Stock, and American is not controlled by any other Person, except Baron Capital, Inc. or as set forth in the American SEC Documents or Section 5.6(b) of the American Disclosure Schedule.

         SECTION 5.7 Broker or Finder. No Person assisted in or brought about the negotiation of this Agreement, the Merger or the subject matter of the Transactions in the capacity of broker, agent or finder or in any similar capacity on behalf of American, other than Media Venture Partners, Ltd., which was retained by, and whose fees and expenses shall be paid equally by, the Company and American.

         SECTION 5.8 Continuing Representation and Warranty. Except for those representations and warranties which speak as of a specific date, all of the representations and warranties of American set forth in this Article shall be true and correct on the Closing Date (as the same may be updated pursuant to Section 6.4) with the same force and effect as though made on and as of that date and those, if any, which speak as of a specific date shall be true and correct on the Closing Date.


                                    ARTICLE 6

                                    COVENANTS

         SECTION 6.1 Access to Information; Confidentiality.

         (a) Each party shall afford to the other party and its accountants, counsel, financial advisors and other representatives (the "Representatives") full access during normal business hours throughout the period prior to the Effective Time to all of its (and its Subsidiaries') properties, books, contracts, commitments and records (including without limitation Tax Returns) and, during such period, shall furnish promptly upon request (i) a copy of each report, schedule and other document filed or received by any of them pursuant to the requirements of any Applicable Law (including without limitation federal or state securities laws) or filed by it or any of its Subsidiaries with any
Authority in connection with the Transactions or which may have a material effect on their respective businesses, operations, properties, prospects, personnel, condition, (financial or other), or results of operations, (ii) to the extent not provided for pursuant to the preceding clause, all financial records, ledgers, workpapers and other sources of financial information possessed or controlled by the Company or its accountants deemed by American or its Representatives necessary or useful for the purpose of performing an audit of the Company and its Subsidiaries and certifying financial statements and financial information, and (iii) such other information concerning any of the foregoing as American or the Company shall reasonably request. All non-public information furnished pursuant to the provisions of this Agreement, including without limitation this Section, will be kept confidential and shall not, without the prior written consent of the party disclosing such information, be disclosed by the other party in any manner whatsoever, in whole or in part, and shall not be used for any purposes, other than in connection with the Merger and the Transactions. In no event shall either party or any of its Representatives use such information to the detriment of the other party. Each party agrees to reveal such information only to those of its Representatives who need to know such information for the purpose of evaluating the Merger and the Transactions, who are informed of the confidential nature of such information and who shall undertake in writing (a copy of which, if requested, will be furnished to the disclosing party) to act in accordance with the terms and conditions of this Agreement. From and after the Closing, each of the Company Stockholders shall not, without the prior written consent of American, disclose any information remaining in his possession with respect to the Company, and no such information shall be used for any purposes, other than in connection with the Merger or to the extent required by Applicable Law.

         (b) Subject to the terms and conditions of Section 6.1(a), each party may disclose such information as may be necessary in connection with seeking all Governmental and Private Authorizations or that is required by Applicable Law to be disclosed. In the event that this Agreement is terminated in accordance with its terms, each party shall promptly redeliver all non-public written material provided pursuant to this Section or any other provision of this Agreement or otherwise in connection with the Merger and the Transactions and shall not retain any copies, extracts or other reproductions in whole or in part of such written material other than one copy thereof which shall be delivered to independent counsel for such party.

         (c) No investigation pursuant to this Section or otherwise shall affect any representation or warranty in this Agreement of either party or any condition to the obligations of the parties hereto.

         SECTION 6.2 Agreement to Cooperate.

         (a) Each of the parties hereto shall use reasonable business efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the Merger and make effective the Transactions, including without limitation using its reasonable business efforts (i) to prepare and file with the applicable Authorities as promptly as practicable after the execution of this Agreement all requisite applications and amendments thereto, together with related information, data and exhibits, necessary to request issuance of orders approving the Merger and the Transactions by all such applicable Authorities, each of which must be obtained or become final in order to satisfy the condition applicable to it set forth in Section 8.1(c) hereof, (ii) to obtain all necessary or appropriate waivers, consents and approvals, (iii) to prepare and file with the California Commissioner, as promptly as practicable after the execution of this Agreement, an application for permit to issue securities and a request for a hearing to determine the fairness of the Merger, to have the hearing held and the Merger approved by the California Commissioner (the "California Commissioner Fairness Ruling") , and to take such other actions, including without limitation the preparation of a proxy statement of the Company and responding to any comments on such proxy statement made by the California Commissioner, (iv) to effect all necessary registrations, filings and submissions (including without limitation filings under the Hart-Scott-Rodino Act and all filings necessary for American to own and operate the Stations), (v) to lift any injunction or other legal bar to the Merger and the Transactions (and, in such case, to proceed with the Merger and the Transactions as expeditiously as possible) and (vi) to obtain the satisfaction of the conditions specified in Article 7. Without limiting the generality of the foregoing, the parties acknowledge and agree that the assignment of the FCC Licenses as contemplated by this Agreement is subject to the prior consent and approval of the FCC. Within ten (10) business days following the date of this Agreement, the Company and American shall file with the FCC appropriate applications for FCC Consents. The parties shall prosecute said applications with all reasonable diligence and otherwise use reasonable business efforts to obtain the grant of FCC Consents to such applications as expeditiously as practicable. If the FCC Consents, or any of them, imposes any condition on either party hereto, such party shall use reasonable business efforts to comply with such condition unless compliance would be unduly burdensome or would have a Material Adverse Effect upon it. If reconsideration or judicial review is sought with respect to any FCC Consent, the Company and American shall oppose such efforts to obtain reconsideration or judicial review (but nothing herein shall be construed to limit any party's right to terminate this Agreement pursuant to the provisions of Section 8.1 of this Agreement). The Merger is expressly conditioned upon the grant of the Final Order as to the FCC Consents for the transfer of control of the Company to American without any condition Materially Adverse to American or any of its Subsidiaries.

         (b) The parties shall cooperate with one another in the preparation, execution and filing of all Returns, questionnaires, applications, or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp Taxes, any transfer, recording, registration and other fees, and any similar Taxes which become payable in connection with the Transactions that are required or permitted to be filed on or before the Effective Time.

         (c) The Company shall cooperate and use its reasonable business efforts to cause its independent accountants to reasonably cooperate with American, and at American's expense, in order to enable American to have its or the Company's independent accountants prepare audited financial statements for the Company described in Section 7.2(d). The Company represents and warrants that such financial statements will have been prepared in accordance with GAAP applied on a basis consistent with past practices and will present fairly the financial condition and results of operation of the Company. Without limiting the generality of the foregoing, the Company agrees that it will (i) consent to the use of such audited financial statements in any registration statement or other document filed by American (or any of its Subsidiaries) under the Securities Act or the Exchange Act, and (ii) execute and deliver, and cause its officers to execute and deliver, such "representation" letters as are customarily delivered in connection with audits and as American's independent accountants may reasonably request under the circumstances.

         (d) The parties shall cooperate with one another in making any required or desired allocations of the Merger Consideration, it being agreed that (i) there shall be allocated to the land and building located at 190 Park Center Plaza, San Jose, California, the sum of $3,180,000 (following expenditure of the condemnation fund account balance in accordance with Section 4.18(s) of the Company Disclosure Schedule) plus the cost of any capital improvements thereto made after November 26, 1996, provided that any such capital improvement shall have been approved in writing in advance by American and shall be completed prior to Closing, and (ii) no amount shall be allocated to the Noncompetition Agreement.

         (e) The Company shall use its reasonable business efforts to cause Levitt Property Managers, Inc. ("LPM") to take all necessary steps and to pursue diligently all Governmental Authorizations and Private Authorizations required for the development of the Property (as defined in the Leasehold Option
Agreement) as a communications tower site and construction thereon of the communications tower contemplated by the Leasehold Option Agreement. On or before the tenth day of each month, commencing with February 1997, the Company shall provide or shall cause LPM to provide American with a statement setting forth, in reasonable detail, the amount of Development Costs (as defined in the Leasehold Option Agreement) incurred as of the last day of the preceding month. American shall have the right, at any time within twenty (20) business days after receipt of any such statement, to request additional information or verification with respect to any Development Costs shown on such statement and the Company shall provide or shall cause LPM to provide such requested information as promptly as is reasonably practicable. The failure of American to request any such additional information or verification within such period shall be deemed to mean that American has accepted the incurrence and amount of such Development Costs.

         SECTION 6.3 Public Announcements. Until the Closing, or in the event of termination of this Agreement, each party shall consult with the other before issuing any press release or otherwise making any public statements with respect to this Agreement, the Merger or any Transaction and shall not issue any such press release or make any such public statement without the prior consent of the other. Notwithstanding the foregoing, the Company acknowledges and agrees that American may, without the prior consent of the Company, issue such press releases or make such public statements as may be required by Applicable Law, in which case, to the extent practicable, American will consult with, and exercise in good faith, all reasonable business efforts to agree with the Company regarding the nature, extent and form of such press release or public statement, and, in any event, with prior notice to the Company.

         SECTION 6.4 Notification of Certain Matters. (a) Each party shall give prompt notice to the other, of (i) the occurrence or non-occurrence of any Event the occurrence or non-occurrence of which would be likely to cause (A) any representation or warranty made by it contained in this Agreement to be untrue or inaccurate in any respect such that one or more of the conditions of Closing might not be satisfied, or (B) any covenant, condition or agreement made by it contained in this Agreement not to be complied with or satisfied, or (C) in the case of the Company, any change to be made in the Company Disclosure Schedule or in the case of American, any change to be made in the American Disclosure

Schedule, as the case may be, in any respect such that one or more of the conditions of Closing might not be satisfied, and (ii) any failure made by it to comply with or satisfy, or be able to comply with or satisfy, any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice, except as provided in paragraph (b) below.

         (b) Each party shall have the right to deliver to the other party a written disclosure letter which shall contain a specific reference to this
Section 6.4(b) and a request that the other party indicate its position with respect to the disclosed breach within ten (10) business days after receipt of such disclosure letter as to any matter which it becomes aware following execution of this Agreement which would constitute a breach of any representation, warranty, covenant or agreement set forth in this Agreement by such party, identifying on such disclosure letter the representation, warranty, covenant or agreement which would be so breached; provided, however, that each such disclosure letter shall be delivered as soon as practicable after such party becomes aware of the matter as disclosed therein. The non-disclosing party shall have ten (10) business days after its receipt of such disclosure letter to notify the disclosing party that (i) it will close notwithstanding the new disclosure, (ii) it will not close based on such new disclosure, or (iii) further investigation or negotiation is required for it to reach a determination whether or not to close based on such new disclosure.

         SECTION 6.5 No Solicitation.

         (a) The Company shall not, nor shall it permit any of the Company's Representatives (including, without limitation, any investment banker, broker, finder, attorney or accountant retained by it) to, initiate, solicit or facilitate, directly or indirectly, any inquiries or the making of any proposal with respect to any Other Transaction, engage in any discussions or negotiations concerning, or provide to any other person any information or data relating to, it for the purposes of, or otherwise cooperate in any way with or assist or participate in, or facilitate any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, a proposal to seek or effect any Other Transaction, or agree to or endorse any Other Transaction; provided, however, that nothing contained in this Section shall prohibit the Company or its Board of Directors from making any disclosure to the Company Stockholders or taking any other action that, in the reasonable judgment of its Board of Directors in accordance with, and based upon the written advice of, outside counsel, is required under Applicable Law. The Company shall promptly advise American of, and communicate the material terms of, any proposal relating to any Other Transaction it may receive, or any inquiries it receives which may reasonably be expected to lead to such a proposal, and the identity of the Person making it. The Company shall further advise American of the status and changes in the material terms of any such proposal or inquiry (or of any amendment to any of them). During the term of this Agreement, the Company shall not enter into any agreement, oral or written, and whether or not legally binding, with any Person that provides for, or in any way facilitates, any Other Transaction, or affects any other obligation of the Company under this Agreement.

         (b) "Other Transaction" means a transaction or series of related transactions (other than the Merger and the Transactions) resulting in (i) any change of control of the Company, (ii) any merger or consolidation of the Company, regardless of whether the Company is the surviving corporation, (ii) any tender offer or exchange offer for, or any acquisitions of, any securities of the Company, (iv) any sale or other disposition of assets of the Company not otherwise permitted under the provisions of Section 4.18 or made pursuant to the Shareholder Distribution, or (v) so long as this Agreement remains in effect, any issue or sale, or any agreement to issue or sell, any capital stock, Convertible Securities or Option Securities by the Company.

         (c) In the event (i) the Company does not, upon American's request, take such actions as American may require in connection with the filing of an application with the California Commissioner for the California Commissioner Fairness Ruling as contemplated by Section 6.2(a) unless the Company has waived all conditions, rights and remedies set forth in this Agreement which are based upon obtaining such Ruling, or (ii) in the event a favorable ruling is not obtained from the California Commissioner because of the existence of an Other Transaction, or (iii) in the event the California Commissioner Fairness Ruling has been obtained but the Company Stockholders shall have failed to approve this Agreement, or (iv) (x) in the event a favorable ruling is not obtained from the California Commissioner other than by reason of the existence of an Other Transaction, (y) this Agreement is terminated (I) by American pursuant to the provisions of Section 8.1(d)(ii), or (II) by either party because the Company Stockholders shall have failed to approve this Agreement, and (z) within twelve
(12) months of such termination the company (or the Company Stockholders) enter into an Other Transaction, the Company shall pay to American, as liquidated damages, the sum of $1,500,000. American and the Company agree in advance that actual damages would be difficult to ascertain and that such amount is a fair and equitable amount to reimburse American for damages sustained due to the Company's failure to consummate the Merger and the Other Transactions for the above-stated reasons.

         SECTION 6.6 Termination of Option Securities and Convertible Securities. The Company will take all action necessary to terminate all outstanding Option Securities and the conversion rights of all Convertible Securities issued by the Company immediately prior to the Effective Time and to provide timely notice to all holders of Option Securities and Convertible Securities notifying them of such termination. Without the prior written consent of American, except as set forth in Section 4.15(a) of the Company Disclosure Schedule, (a) such termination will not cause an acceleration of the exercise, conversion or vesting schedule of any Option Security or of any Convertible Security, and (b) the Company will not otherwise accelerate, or cause an acceleration of, the exercise, conversion or vesting schedule of any Option Security or Convertible Security. Prior to the Closing, the Company shall issue Certificates to all holders of properly exercised Option Securities and properly converted Convertible Securities; such Certificates shall accurately represent the number of Company Shares to which such holder is entitled by virtue of such exercise or conversion and the Company shall amend Section 4.15(a) of the Company Disclosure Schedule accordingly.

         SECTION 6.7 Conduct of Business by the Company Pending the Closing. Except as otherwise contemplated by this Agreement, after the date hereof and prior to the Closing Date or earlier termination of this Agreement, unless American shall otherwise agree in writing, the Company shall:

         (a)  comply with the provisions of Section 4.18;

         (b) use all reasonable business efforts to preserve intact its business organizations and goodwill, keep available the services of its present general managers, on-air personalities and other key employees, and preserve the goodwill and business relationships with customers and others having business relationships with it and not engage in any action, directly or indirectly, with the intent to Adversely Affect the Merger;

         (c) maintain levels of advertising, marketing and promotion efforts and expenditures at levels no less than those currently budgeted in the 1997 business plan;

         (d) operate the Stations in conformity with the FCC Licenses on a basis consistent with past practice and any special temporary authority or program test authority issued thereunder, the FCA and the rules and regulations of any other Authority with jurisdiction over the Stations, and take all actions necessary to maintain the FCC Licenses;

         (e) refrain from changing the frequency or format of any Station or making any material changes in any Station's studio or other structures, except to the extent required by the FCA or the rules and regulation of the FCC;

         (f) not make any material changes in the broadcast hours or in the percentage or types of programming broadcast by any Station, or make any other material changes in any Station's programming policies, except such changes as in the good faith judgment of the Company are required by the public interest;

         (g) notify American promptly if any Station's normal broadcast transmissions are interrupted or impaired for (i) thirty (30) minutes or more daily for a period of five (5) consecutive days or during any seven (7) days within any period of thirty (30) consecutive days (except for normal maintenance) or (ii) a period of six (6) continuous hours or more;

         (h)  not waive any material right relating to any Station;

         (i) not (i) amend or propose to amend its Organic Documents, (ii) split, combine or reclassify (whether by stock dividend or otherwise) its outstanding capital stock, or (iii) declare, set aside or pay any dividend or distribution payable in cash, stock, property or otherwise;

         (j) not (i) incur or become contingently liable with respect to any Indebtedness for borrowed money other than (A) borrowings in the ordinary course of business or (B) borrowings to refinance existing Indebtedness, (ii) redeem, purchase, acquire or offer to purchase or acquire any shares of its capital stock, Convertible Securities or Option Securities, (iii) take or fail to take any action which action or failure to the knowledge of the Company would cause American, the Company or any of their respective stockholders (except to the extent of the Cash Consideration or the receipt of cash in lieu of fractional shares) to recognize gain or loss for federal income tax purposes as a result of the consummation of the Merger, or (iv) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing; and

         (k)  confer  on  a  regular  and  frequent   basis  with  one  or  more
representatives of American to report material operational matters and the general status of ongoing operations.



                                    ARTICLE 7

                               CLOSING CONDITIONS

         SECTION 7.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by Applicable Law:

                  (a) The American Shares constituting a part of the Exchange Merger Consideration shall have been approved for trading on the Nasdaq National Market, subject to official notice of issuance;

                  (b) As of the Closing Date, no Legal Action shall be pending before or threatened in writing by any Authority or other Person seeking to restrain, prohibit or make illegal the consummation of the Merger, it being understood and agreed that one or more written requests by any Authority for information or additional information with respect to the Merger, which information could be used in connection with such Legal Action, may not be deemed to be a threat of Legal Action;

                  (c) Other than the filing of merger documents in accordance with the DGCL and the CGCL, all authorizations, consents, waivers, orders or approvals required to be obtained from all Authorities, and all filings, submissions, registrations, notices or declarations required to be made by American and the Company with any Authority, prior to the consummation of the Merger and the Transactions shall have been obtained from, and made with, the FCC and all other required Authorities, except for such authorizations, consents, waivers, orders, approvals, filings, registrations, notices or declarations the failure to obtain or make would not, in the reasonable business judgment of American, assuming consummation of the Merger, have a Material Adverse Effect on American and its Subsidiaries taken as a whole. Without limiting the generality of the foregoing, the FCC shall have issued all necessary consents and approvals in connection with the transactions contemplated by this Agreement, the same shall have become Final Orders, and any conditions precedent to the effectiveness of such Final Orders which are specified therein shall have been satisfied without any Materially Adverse Effect upon American and its Subsidiaries taken as a whole or the Stations; and

                  (d) The Shareholder Distribution shall have been consummated in accordance with Section 2.1 hereof.

         SECTION 7.2 Conditions to Obligations of American. The obligation of American to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by Applicable Law:

                  (a) The Company shall have delivered or cause to be delivered to American all of the Collateral Documents required to be delivered by the Company to American at or prior to the Closing pursuant to the terms of this Agreement; such Collateral Documents shall be reasonably satisfactory in form, scope and substance to American and its counsel; and American and its counsel shall have received all information and copies of all documents, including without limitation lien searches and records of corporate proceedings, which they may reasonably request in connection therewith, such documents where appropriate to be certified by proper corporate officers;

                  (b) The Company shall have furnished American and, at American's request, any bank or other financial institution providing credit to American or any Subsidiary, with favorable opinions, dated the Closing Date of Gibson, Dunn & Crutcher LLP, counsel and Haley, Bader & Potts, FCC counsel for the Company, with respect to the matters set forth in Sections 4.1(a), (b) and (c) (other than as to Private Authorizations and as to the Company's Contractual Obligations, limited to such counsel's knowledge), 4.7(a) (limited to its knowledge and to Legal Actions), 4.14 and 4.15 (limited to such counsel's knowledge as to liens, outstanding options and ownership) and with respect to FCC related matters of a nature and scope customary in comparable transactions (including without limitation with respect to the grant of all necessary FCC Consents and their being Final Orders, that all FCC Licenses are valid, binding and in good standing and in full force and effect, the absence of Legal Actions which could Materially Adversely Affect the FCC Licenses and the FCC Consents, and the filing of all Material reports and the payment of all fees) and with respect to such other matters arising after the date of this Agreement incident to the Merger, as American or its counsel or American or its counsel may reasonably request or which may be reasonably requested by any such bank or financial institution or their respective counsel;

                  (c) The representations, warranties, covenants and agreements of the Company contained in this Agreement or otherwise made in writing by it or on its behalf pursuant hereto or otherwise made in connection with the Transactions shall be true and correct in all respects Material to the Company at and as of the Closing Date with the same force and effect as though made on and as of such date except those which speak as of a certain date which shall continue to be true and correct as of such date on the Closing Date (including without limitation giving effect to any later obtained knowledge, information or belief of the Company or American and except for those additional disclosures which have been accepted by American pursuant to the provisions of Section 6.4); each and all of the agreements and conditions to be performed or satisfied by the Company hereunder at or prior to the Closing Date shall have been duly performed or satisfied in all material respects; and the Company shall have furnished American with such certificates and other documents evidencing the truth of such representations, warranties, covenants and agreements and the performance of such agreements or conditions as American or its counsel shall have reasonably requested;

                  (d) American shall have received (i) from, at American's election, its or the Company's independent public accountants (with the understanding that (A) any additional costs associated with the preparation of such financial statements in accordance with GAAP and Regulation S-X under the Securities Act shall be borne in all cases by American and (B) if American's independent accountants are used, all costs and expenses incurred by such accountants shall be the responsibility of American) an unqualified report (as the scope of the audit, access to the books and records and the cooperation of management) with respect to the financial statements of the Company for the year ended December 31, 1996, which financial statements shall have been prepared in conformity with GAAP and Regulation S-X under the Securities Act; and, in the case of the Company's independent public accountants, its agreement to provide, from time to time, its consent to the inclusion of such report in filings of American or its affiliates under all applicable federal and state securities laws, or
         (ii) from the Company such documentation as shall enable American's independent accountants to advise American in writing that they could issue such an unqualified report;

                  (e) All actions taken by the Company Stockholders to approve and adopt this Agreement, the Merger and the Transactions shall comply in all respects with and shall be legal, valid, binding, enforceable and effective under the Law of the State of California, the Company's Organic Documents and all Material Agreements to which it or any of its Subsidiaries is a party or by which it or any of them or any of its or any of their property or assets is bound;

                  (f) All consents and approvals of all Persons (other than Authorities) having jurisdiction over the Company or the Stations or having a relationship with the Company or the Stations and whose consents and approvals are required in order to vest in American all of the Company's right, title and interest in its assets, including without limitation the Stations, (including without limitation all Private Authorizations and Material Agreements and all modifications or terminations of Material Agreements, to the extent, in each case, set forth in Schedule 7.2(f) of the Company Disclosure Schedule) and the full enjoyment thereof shall have been obtained, without the imposition, individually or in the aggregate, of any condition or requirement which could Materially Adversely Affect the Stations, other than such consents and approvals, the absence of which, individually or in the aggregate, would not Materially Adversely Affect the Stations;

                  (g) Each trustee under each Plan of the Company shall have submitted his or her unqualified written resignation, dated as of the Closing Date, as a trustee for each such Plan;

                  (h) American shall have received a favorable opinion, dated the Closing Date, of Sullivan & Worcester LLP, its special tax counsel, to the effect that this Agreement constitutes a plan of reorganization in accordance with the provisions of Section 368(a)(1)(A) of the Code and as to the consequences thereof to American and its stockholders and the Company. In order to enable such firm to render such opinion, each of the Company Stockholders by approving this Agreement, agrees to execute and deliver to American and such counsel agreements, in form, scope and substance, reasonably satisfactory to American and such counsel, with respect to his intentions as to disposition, to assure the continuity of ownership requirements of Section 368(a)(1)(A) of the Code and the related regulations promulgated thereunder;

                  (i) As of the Closing Date, the condition, financial or other, or results of operations of the Company shall not have been materially and adversely affected, other than by reason of changes or developments in the economy or the radio broadcast industry generally, whether or not in the ordinary course of business, it being understood that the failure to obtain all of the permits, licenses and other governmental and private authorizations with respect to the Proposed Tower Site shall not be deemed to materially and adversely affect the condition, financial or other, or results of operation of the Stations;

                  (j) The Company shall have caused Levitt Property Managers, Inc. to execute and deliver a leasehold option agreement substantially in the form of Exhibit B attached hereto and made a part hereof (the "Leasehold Option Agreement");

                  (k) The Company Stockholders shall have executed and delivered
         (i) in the event the California Commissioner Fairness Ruling is issued a letter agreeing to abide by the provisions of Rule 144 (as made applicable by Rule 145) under the Securities Act with respect to dispositions of the American Shares, and (ii) in the event the California Commissioner Fairness Ruling is not issued an investment letter in the form of Exhibit C attached hereto and made a part hereof (the "Investment Letter");

                  (l) The Company Stockholders shall have executed and delivered a noncompetition agreement substantially in the form of Exhibit D attached hereto and made a part hereof (the "Noncompetition Agreement"); and

                  (m) No Legal Action has been instituted or threatened (other than a Proposed Tower Site Challenge) by any Authority or by any other Person which could materially and adversely affect the Stations (it being understood and agreed that one or more written requests by any Authority for information or additional information with respect to the Merger, which information could be used in connection with such action or proceedings, shall not be deemed to be a threat of Legal Action).

         SECTION 7.3 Conditions to Obligations of the Company. The obligation of the Company to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by Applicable Law:

                  (a) American shall have delivered or cause to be delivered to the Company all of the Collateral Documents required to be delivered by American to the Company at or prior to the Closing pursuant to the terms of this Agreement; such Collateral Documents shall be reasonably satisfactory in form, scope and substance to the Company and its counsel, and the Company and its counsel shall have received all information and copies of all documents, including records of corporate proceedings, which they may reasonably request in connection therewith, such documents where appropriate to be certified by proper corporate officers;

                  (b) American shall have furnished the Company with favorable opinions, dated the Closing Date of Sullivan & Worcester LLP, counsel for American, with respect to the matters set forth in Sections 5.1(a),
         (b) and (c) (other than as to Private Authorizations and as to American's Contractual Obligations, limited to such counsel's knowledge), 5.5(a) (limited to its knowledge and to Legal Actions) and
         5.6 and of Down, Lohnes & Albertson, FCC counsel for American, with respect to FCC related matters of a nature and scope customary in comparable transactions (including without limitation with respect to the grant of all necessary FCC Consents and their being Final Orders, that all FCC Licenses are valid, binding and in good standing and in full force and effect, the absence of Legal Actions which could Materially Adversely Affect the FCC Licenses and the FCC Consents, and the filing of all Material reports and the payment of all fees) and with respect to such other matters arising after the date of this Agreement incident to the Merger, as the Company or its counsel may reasonably request or which may be reasonably requested by any such bank or financial institution or their respective counsel;

                  (c) The representations, warranties, covenants and agreements of American contained in this Agreement or otherwise made in writing by it or on its behalf pursuant hereto or otherwise made in connection with the Transactions shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though made on and as of such date except those which speak as of a certain date which shall continue to be true and correct as of such date on the Closing Date (including without limitation giving effect to any later obtained knowledge, information or belief of American or the Company and except for those additional disclosures which have been accepted by the Company pursuant to the provisions of Section 6.4); each and all of the agreements and conditions to be performed or satisfied by American hereunder at or prior to the Closing Date shall have been duly performed or satisfied in all material respects; and American shall have furnished the Company with such certificates and other documents evidencing the truth of such representations, warranties, covenants and agreements and the performance of such agreements or conditions as the Company or its counsel shall have reasonably requested;

                  (d) As of the Closing Date, the condition, financial or other, or results of operation of American shall not have been materially and adversely affected, other than by reasons of changes or developments in the economy or the radio broadcast industry generally, whether or not in the ordinary course of business; and

                  (e) American shall have executed and delivered a registration rights agreement substantially in the form of Exhibit E attached hereto and made a part hereof (the "Registration Rights Agreement").


                                    ARTICLE 8

                        TERMINATION, AMENDMENT AND WAIVER

         SECTION 8.1 Termination. This Agreement may be terminated at any time prior to the Effective Time:

                  (a)      by mutual consent of the Company and American;

                  (b) by either American or the Company if any Legal Action has been instituted or threatened by any Authority or by any other Person seeking to enjoin or otherwise prohibit the consummation of the Merger (it being understood and agreed that one or more written requests by any Authority for information or additional information with respect to the Merger and other Transactions, which could be used in connection with any Legal Action, shall not be deemed a threat of Legal Action); or

                  (c) by the Company in the event the Company is not in material breach of this Agreement and none of its representations or warranties shall have become and continue to be untrue in any material respect, and either (i) the Merger and the Transactions have not been consummated prior to the Termination Date; or
                           (ii) American is in material breach of this Agreement or any of its representations or warranties shall have become and continue to be untrue in any material respect, and such breach or untruth is not capable of being cured by the Termination Date; or (iii) the condition, financial or other, or results of operation of American have been materially and aversely affected, other than by reasons of changes or developments in the economy or the radio broadcast industry generally, whether or not in the ordinary course of business; or

                  (d)      by American

                           (i) in the event American is not in material breach of this Agreement and none of its representations  or  warranties  shall  have
                                    become  and  continue  to be  untrue  in any
                                    material respect,  and either (A) the Merger
                                    and   the   Transactions   have   not   been
                                    consummated prior to the Termination Date or
                                    (B) the Company is in material breach of this Agreement or any of its representations or warranties shall have become and continue to be untrue in any material respect, and such breach or untruth is not capable of being cured by the Termination Date; or

                           (ii) if (A) the Board of Directors of the Company shall (I) withdraw, modify or change its recommendation so that it is not in favor of this Agreement, the Merger or the Transactions, or shall have resolved to do any of the foregoing, or (II) have recommended or resolved to recommend to the Company Stockholders any Other Transaction, or (B) the Company shall have entered into or agreed to enter into any Other Transaction; or

                           (iii) if any Legal Action (other than a Proposed Tower Site Challenge) has been instituted of threatened by any Authority or any other Person which could materially and adversely affect the Stations (it being understood and agreed that one or more written requests by any Authority for information or additional information with respect to the Merger and other Transactions, which could be used in connection with any Legal Action, shall not be deemed a threat of Legal Action); or

                           (iv) if the condition, financial or other, or results of operation of the Stations have been materially and adversely affected, other than by reason of changes or developments in the economy or the radio broadcast industry generally, whether or not in the ordinary course of business, it being understood that the failure to obtain all of the permits, licenses and other governmental and private authorizations with respect to the Proposed Tower Site shall not be deemed to materially and adversely affect the condition, financial or other, or results of operation of the Stations; or

                           (v) if all consents and approvals of (A) all Authorities (including Final Orders of the
                                    FCC) having jurisdiction over the Company or
                                    the Stations, and (B) other Persons having a
                                    relationship   with  the   Company   or  the
                                    Stations and whose  consents  and  approvals
                                    are  required  in order to vest in  American
                                    all  of  the  Company's  right,   title  and
                                    interest in its assets, including without limitation the Stations, other than such consents and approvals the absence of which would not materially and adversely affect the Stations, have not been obtained; or

                           (vi) if it shall not have received from, at American's election, its or the Company's independent public accountants (with the understanding that if American's independent accountants are use, all costs and expenses incurred by such accountants shall be the responsibility of American) an unqualified report (as the scope of the audit, access to the books and records and the cooperation of management) with respect to the financial statements of the Company for the year ended December 31, 1996, and, in the case of the Company's independent public accountants, its agreement to provide, from time to time, its consent to the inclusion of such report in filings of American or its affiliates
                                    under  all  applicable   federal  and  state
                                    securities laws.

         The term "Termination Date" shall mean April 1, 1998 or such other date as the parties may, from time to time, mutually agree.

         The right of either party to terminate this Agreement  pursuant to this
Section 8.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of either party, any Person controlling any such party or any of their respective Representatives whether prior to or after the execution of this Agreement.

         SECTION 8.2 Effect of Termination.

         (a) Except as provided in Sections 6.1 (with respect to confidentiality) and 6.3, this Section and Section 10.3, in the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void, there shall be no liability on the part of either party, or any of their respective officers or directors, to the other and all rights and obligations of either party shall cease; provided, however, that such termination shall not relieve either party from liability for any misrepresentation or breach of any of its warranties, covenants or agreements set forth in this Agreement; provided, however, that anything in this Agreement to the contrary notwithstanding, in no event shall the liability of either party, in the absence of fraud, for any breach of any covenant or agreement exceed $1,500,000 or for any breach of warranty or misrepresentation exceed the lesser of (i) $250,000 or (ii) the other party's reasonable out-of-pocket fees and expenses.

         (b) In the event this Agreement is terminated, the Company shall be entitled to liquidated damages (which, in the absence of fraud on the part of American, shall, in the event specific performance has not been granted to the Company (it being understood that the Company shall have no obligation to seek specific performance), be the sole recourse and remedy of the Company and its stockholders for the failure of the Merger to be consummated) of $1,500,000 payable to the Company in the event:

                  (i) the Company is not in material breach of any agreement or warranty made by it in, and has not made any material misrepresentation in, this Agreement; and

                  (ii) (A) the Company has terminated this Agreement pursuant to
         Section 8.1(c)(ii), or (B) the Company has terminated this Agreement pursuant to the Section 8.1(c)(i) or American has terminated this Agreement pursuant to Section 8.1(d)(i)(A) or (C) either party has terminated this Agreement pursuant to Section 8.1(b), other than, in any such case, by reason of the failure of Final Orders of the FCC to be issued because of any action or inaction of the Company, whether or not related to the Merger;

         provided,   however,  that,  notwithstanding  the  foregoing,  no  such liquidated damages shall be payable to the Company in the event:

                  (x) American shall have terminated this Agreement  pursuant to
         Section 8.1(d)(i)(B), Section 8.1(d)(ii), Section 8.1(d)(iii), Section 8.1(d)(iv) or Section 8.1(d)(v) (other than because American has been unable to obtain (A) the clearances required under the HSR Act or the Department of Justice or the Federal Trade Commission has opposed the Merger pursuant to the HSR Act or other applicable federal antitrust laws, or (B) Final Orders of the FCC because of any action or inaction of American, whether or not related to the Merger);

                  (y) the Company shall have terminated this Agreement pursuant to the provisions of Section 8.1(c)(iii); or

                  (z) the Company shall have terminated this Agreement  pursuant to the provisions of Section 8.1(c)(i) or American shall have terminated this Agreement pursuant to the provisions of Section 8.1(d)(i)(A) or either party shall have terminated this Agreement pursuant to the provisions of Section 8.1(b), by reason, in any such case, of the failure of Final Orders of the

         FCC to be issued because of any action or inaction of the Company, whether or not related to the Merger.

American and the Company agree in advance that actual damages would be difficult to ascertain and that such amount is a fair and equitable amount to reimburse the Company for damages sustained due to American's failure to consummate the Transactions for the above-stated reasons.

         (c) In the event this Agreement is terminated, then, except as otherwise provided in Section 8.2(b), the entire Escrow Deposit (together with interest or other earnings thereon) shall be paid to American and, if such termination is pursuant to the provisions of Section 8.1(d), American shall have the right to seek specific performance pursuant to the provisions of Section
10.3 and, except as provided in Section 8.2(a), no other rights or remedies.


                                    ARTICLE 9

                                 INDEMNIFICATION

         SECTION 9.1 Survival. The representations and warranties of the Company contained in or made pursuant to this Agreement or any Collateral Document shall survive the Closing and shall remain operative and in full force and effect for a period of two (2) years after the Closing Date, regardless of any investigation or statement as to the results thereof made by or on behalf of any party hereto, except that, representations and warranties referred to in Sections 4.11 and 4.22 shall extend until the expiration of any applicable statute of limitations (the "Escrow Indemnity Period"). No claim for indemnification may be asserted after the expiration of the Escrow Indemnity Period. Notwithstanding anything herein to the contrary, any representation or warranty which is the subject of a Claim which is asserted in writing prior to the expiration of the Escrow Indemnity Period shall survive with respect to such Claim or any dispute with respect thereto until the final resolution thereof.

         The representations and warranties of American contained in or made pursuant to this Agreement or any Collateral Document shall survive the Closing and shall remain operative and in full force and effect for a period of two (2) years after the Closing Date, regardless of any investigation or statement as to the results thereof made by or on behalf of any party hereto. No claim for indemnification may be asserted after the expiration of such period. Notwithstanding anything herein to the contrary, any representation or warranty which is the subject of a Claim which is asserted in writing prior to the expiration of such period shall survive with respect to such Claim or any dispute with respect thereto until the final resolution thereof.

         SECTION 9.2 Indemnification. (a) Subject to the provisions of Section 9.3, the Company Stockholders agree that on and after the Closing they shall indemnify American and hold American harmless from and against any and all damages, claims, losses, expenses, costs, obligations and liabilities, including, without limitation, liabilities for all reasonable attorneys', accountants, and experts' fees and expenses including those incurred to enforce the terms of this Agreement or any Collateral Document (collectively, "Loss and Expense"), suffered, directly or indirectly, by American by reason of, or arising out of:

                  (i) any breach of representation or warranty made by the Company pursuant to this Agreement or any Collateral Document or any failure by the Company to perform or fulfill any of its covenants or agreements set forth in this Agreement or any Collateral Document; or

                  (ii) any Legal Action or other Claim by any third party relating to the Company or the ownership or operations of any of the Stations to the extent such Legal Action or other Claim has also resulted in a breach of representation or warranty by the Company pursuant to this Agreement or any Collateral Document.

         (b) American agrees that on and after the Closing it shall indemnify and hold harmless James Levitt and John Levitt and hold them harmless from and against any and all damages, claims, losses, expenses, costs, obligations and liabilities, including, without limitation, liabilities for all reasonable attorneys', accountants and experts' fees and expenses, including those incurred to enforce the provisions of this section, suffered, directly or indirectly, by either of them by reason of, or arising out of:

                  (i) any breach of representation or warranty made by American pursuant to this Agreement or any Collateral Document or any failure by American to perform or fulfill any of its covenants or agreements set forth in this Agreement or any Collateral Document; or

                  (ii) the guarantees, dated October 31, 1996, made by Messrs. Levitt and Levitt for the benefit of Joseph and Yvonne Fields with respect to the Proposed Tower Site.


         SECTION 9.3 Limitation of Liability; Disposition of Escrow Indemnity Funds.

         (a) Notwithstanding the provisions of Section 9.2, after the Closing, American shall be entitled to recover its Loss and Expense in respect of any Claim only to the extent that the aggregate Loss and Expense for all Claims exceeds, in the aggregate, $25,000.

         (b) At the Effective Time, one or more certificates representing American Shares with an aggregate Current Market Price of $500,000 shall be withheld pro rata from the Company Stockholders from the Common Stock
Consideration hereunder and shall be deposited (the "Escrow Indemnity Funds") with an escrow agent, reasonably satisfactory to the Company Stockholders and American, together with duly executed stock powers from the Company Stockholders, all pursuant to an escrow agreement satisfactory in form and substance to American and the Company Stockholders. Anything in this Agreement, including without limitation the provisions of Sections 9.2 or 9.3(a), to the contrary notwithstanding, the exclusive recourse of American with respect to Claims brought after the Effective Time arising out of the transactions contemplated by this Agreement shall be the Escrow Indemnity Funds (including interest or other earnings thereon). The Escrow Indemnity Funds may also be applied by American to reimburse American (the "Accounts Receivable Reimbursement") for an amount equal to the excess, if any, of 98.5% of the aggregate face value of the Company's accounts receivable as of the Effective Date over the aggregate amount collected by American with respect to such accounts receivable within one hundred eighty (180) days after Closing. American shall use the same procedures as it uses to collect is own accounts receivable to collect accounts receivable of the Company; provided, however, that in no event shall American be obligated to use any extraordinary efforts to collect any of the accounts receivable of the Company or to refer any of such accounts receivable to a collection agency or to any attorney for collection. In the event that American shall apply any portion of the Escrow Indemnity Funds to any Accounts Receivable Reimbursement and American shall thereafter collect any amounts with respect to the Company accounts receivable for which reimbursement was previously made, American shall add to the Escrow Indemnity Funds a cash amount equal to the amount so collected.

         (c) In the event there shall be no Claims pursuant to the provisions of this Agreement with respect to the Escrow Indemnity Funds, if any, existing at the expiration of the Escrow Indemnity Period, the Escrow Indemnity Funds then remaining (together with any then existing interest or earnings) shall be distributed to the Persons entitled thereto. In the event one or more such Claims with respect to the Escrow Indemnity Funds, if any, shall exist upon the expiration of the Escrow Indemnity Period, American Shares with a Fair Market Value measured as of the date of such expiration equal to the sum of (i) the aggregate amount of such Claims and (ii) the amount reasonably estimated by American to cover the fees, expense and other costs (including reasonable counsel fees and expenses) which will be required to resolve such Claims shall be retained as part of the Escrow Indemnity Funds and the balance thereof, if any, shall be distributed to the Persons entitled thereto. Upon the resolution of all such Claims and the payment of all such fees, expenses and costs out of the Escrow Indemnity Funds, the balance of the American Shares, if any, shall be distributed to the Persons entitled thereto.

         SECTION 9.4 Notice of Claims. If American believes that it has suffered or incurred any Loss and Expense, it shall notify the Company Stockholders promptly in writing, and in any event within the applicable time period specified in Section 9.2, describing such Loss and Expense, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Loss and Expense shall have occurred. If any Legal Action is instituted by a third party with respect to which American intends to claim any liability or expense as Loss and Expense under this Article, American shall promptly notify the indemnifying party of such Legal Action, but the failure to so notify the indemnifying party shall not relieve it of its obligations under this Article, except to the extent such failure to notify prejudices its ability to defend against such Claim.

         SECTION 9.5 Defense of Third Party Claims. The Company Stockholders shall have the right to conduct and control, through counsel of their own choosing, reasonably acceptable to American, any third party Legal Action or other Claim, but American may, at its election, participate in the defense thereof at its sole cost and expense; provided, however, that if the Company Stockholders shall fail to defend any such Legal Action or other Claim, then American may defend, through counsel of its own choosing, such Legal Action or other Claim, and (so long as it gives the Company Stockholders at least fifteen
(15) days' notice of the terms of the proposed settlement thereof and permits the Company Stockholders to then undertake the defense thereof) settle such Legal Action or other Claim, and to recover out of the Escrow Indemnity Funds the amount of such settlement or of any judgment and the costs and expenses of such defense. The Company Stockholders shall not compromise or settle any such Legal Action or other Claim without the prior written consent of American. All costs and expenses defending any such third party Legal Action or other Claim, including the amount of any settlement or of any judgment, shall be paid out of the Escrow Indemnity Funds.

         SECTION 9.6 Exclusive Remedy. The indemnification provided in this Article shall be the sole and exclusive post-Closing remedy available to American against the Company Stockholders for any Claim under this Agreement absent a showing of fraud on the part of the Company or any of the Company Stockholders.

                                   ARTICLE 10

                               GENERAL PROVISIONS

         SECTION 10.1 Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided, however, that, after approval of this Agreement and the Merger by the Company Stockholders, no amendment, which under Applicable Law may not be made without the approval of the Company Stockholders, may be made without such approval. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         SECTION 10.2 Waiver. At any time prior to the Effective Time, except to the extent not permitted by Applicable Law, American or the Company may (a) extend the time for the performance of any of the obligations or other acts of the other, subject, however, to the provisions of Section 8.1, (b) waive any inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto, and (c) waive compliance by the other with any of the agreements, covenants or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

         SECTION 10.3 Fees, Expenses and Other Payments. All costs and expenses, incurred in connection with any filing fees (including, without limitation, Hart-Scott-Rodino filings and FCC filing fees), transfer taxes, sales taxes, document stamps or other charges levied by any Governmental Authority in connection with this Agreement, the Merger and the Transactions, shall be borne equally by American and the Company. Filing fees required in connection with the Hart-Scott-Rodino filings shall initially be paid by American and the Company shall reimburse American for one half of the cost of such fees at or prior to the Effective Time. Except as otherwise set forth in Section 4.21 and Section 5.7, all other costs and expenses incurred in connection with this Agreement, the Merger and the Transactions, and in compliance with Applicable Law and Contractual Obligations as a consequence hereof and thereof, including without limitation fees and disbursements of counsel, financial advisors and accountants incurred by the parties hereto shall be borne solely and entirely by the party which has incurred such costs and expenses.

         SECTION 10.4 Notices. All notices and other communications which by any provision of this Agreement are required or permitted to be given shall be given in writing and shall be (a) mailed by first-class or express mail, or by recognized courier service, postage prepaid, (b) sent by telex, telegram, telecopy or other form of rapid transmission, confirmed by mailing (by first class or express mail, or by recognized courier service, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or (c) personally delivered to the receiving party (which if other than an individual shall be an officer or other responsible party of the receiving party). All such notices and communications shall be mailed, sent or delivered as follows:

         (a)  If to American:

                  116 Huntington Avenue
                  Boston, Massachusetts 02116
                  Attention:   Steven B. Dodge,
                               President and Chief Executive Officer
                  Telecopier No.:  (617) 375-7575
                  with a copy to:

                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts 02109
                  Attention:  Norman A. Bikales, Esq.
                  Telecopier No.:  (617) 338-2880

         (b)  If to the Company:

                  190 Park Center Plaza
                  San Jose, California 95113
                  Attention: James Levitt, Chief Executive Officer
                  Telecopier No.:

                  with a copy to:

                  Gibson, Dunn & Crutcher LLP
                  525 University Avenue, Suite 220
                  Palo Alto, California 94301
                  Attention: Buzz Gitelson, Esq.
                  Telecopier No.:  (415) 463-7333

or to such other person(s), telex or facsimile number(s) or address(es) as the party to receive any such communication or notice may have designated by written notice to the other party.

         SECTION 10.5 Specific Performance; Other Rights and Remedies. Each party recognizes and agrees that in the event the Company should refuse to perform any of its obligations under this Agreement or any Collateral Document, American's remedy at law would be inadequate and agrees that for breach of such provisions, American shall, in addition to such other remedies as may be available to it at law or in equity or as provided in Article 9, be entitled to injunctive relief and to enforce its rights by an action for specific performance to the extent permitted by Applicable Law. Each party hereby waives any requirement for security or the posting of any bond or other surety in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief. Nothing herein contained shall be construed as prohibiting any party from pursuing any other remedies available to it pursuant to the provisions of, and subject to the limitations contained in, this Agreement for such breach or threatened breach, including without limitation the recovery of damages.

         SECTION 10.6 Severability. If any term or provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case. Notwithstanding the foregoing, in the event of any such determination the effect of which is to Affect Materially and Adversely either party, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by Applicable Law in an acceptable manner to the end that the Transactions are fulfilled and consummated to the maximum extent possible.

         SECTION 10.7 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, binding upon all of the parties. In pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

         SECTION 10.8 Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         SECTION 10.9 Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by, and construed in accordance with, the applicable laws of the United States of America and the laws of the State of New York applicable to contracts made and performed in such State and, in any event, without giving effect to any choice or conflict of laws provision or rule that would cause the application of domestic substantive laws of any other jurisdiction, except to the extent that the provisions of the DGCL and the CGCL apply to the Merger. Anything in this Agreement to the contrary notwithstanding, including without limitation the provisions of Article 9, in the event of any dispute between the parties which results in a Legal Action, the prevailing party shall be entitled to receive from the non-prevailing party reimbursement for reasonable legal fees and expenses incurred by such prevailing party in such Legal Action.

         SECTION 10.10 Further Acts. Each party agrees that at any time, and from time to time, before and after the consummation of the transactions contemplated by this Agreement, it will do all such things and execute and deliver all such Collateral Documents and other assurances, as any other party or its counsel reasonably deems necessary or desirable in order to carry out the terms and conditions of this Agreement and the transactions contemplated hereby or to facilitate the enjoyment of any of the rights created hereby or to be created hereunder.

         SECTION 10.11 Entire Agreement. This Agreement (together with the Company Disclosure Schedule and the other Collateral Documents delivered in connection herewith), constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof, including without limitation that certain letter of intent, dated November 26, 1996, between the parties.

         SECTION 10.12 Assignment. This Agreement shall not be assignable by either party and any such assignment shall be null and void, except that it shall inure to the benefit of and by binding upon any successor to American by operation of law, including by way of merger, consolidation or sale of all or substantially all of its assets and except that American shall have the right to assign this Agreement (without relieving it of any of its obligations hereunder) as security to its senior lending banks and other financial institutions.

         SECTION 10.13 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party, and nothing in this Agreement, express or implied (other than the provisions of Article 9 which are intended to be binding upon the Company Stockholders), is intended to or shall confer upon any Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         SECTION 10.14 Mutual Drafting. This Agreement is the result of the joint efforts of American and the Company, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and there shall be no construction against either party based on any presumption of that party's involvement in the drafting thereof.

         SECTION 10.15 Arbitration. If there is any dispute between the parties to this Agreement which remains unresolved for 30 days or more, either party may, upon written notice to the other, submit such dispute to binding arbitration in San Francisco, California in accordance with the choice of law provisions of Section 10.9 of this Agreement and the commercial rules of the American Arbitration Association (the "AAA") before a panel of three (3) arbitrators knowledgeable in the radio broadcast industry, one arbitrator chosen by American, one by the Company, and the third as mutually agreed upon by the two arbitrators so appointed or, in the absence of such agreement, by the President of the San Francisco Chapter of the AAA, and the decision of such panel shall, in the absence of manifest error or error of law, be conclusively binding on the parties.

         SECTION 10.16 CALIFORNIA SECURITIES LAW MATTERS. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE CALIFORNIA COMMISSIONER AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY
SECTION 25100,25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         IN WITNESS WHEREOF, American and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                               AMERICAN RADIO SYSTEMS CORPORATION


                               By:_____________________________________
                                    Name:  Steven B. Dodge
                                    Title: President and Chief Executive Officer


                               ALTA BROADCASTING COMPANY, INC.


                               By:______________________________________
                                    Name:   James Levitt
                                    Title:  Chief Executive Officer

                                                                      APPENDIX A

                                   DEFINITIONS

         As used in this Agreement, unless the context otherwise requires, the following terms (or any variant in the form thereof) have the following respective meanings. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders. Unless otherwise defined or the context otherwise clearly requires, terms for which meanings are provided herein shall have such meanings when used in the Company Disclosure Schedule, and each Collateral Document executed or required to be executed pursuant hereto or thereto or otherwise delivered, from time to time, pursuant hereto or thereto. References to "hereof", "herein" or similar terms are intended to refer to this Agreement as a whole and not a particular section, and references to "this Section" are intended to refer to the entire section and not a particular subsection thereof.

         AAA shall have the meaning given to it in Section 10.15.

         Accounts Receivable shall mean (a) any and all rights to the payment of money or other forms of consideration of any kind (excluding any so-called trade or barter accounts) at any time now or hereafter owing or to be owing to the Company including without limitation accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, insurance proceeds, contract rights, notes, drafts, instruments, documents, acceptances, and all other debts, obligations and liabilities in whatever form now or hereafter owing to the Company from any other Person, all guarantees, security and Liens for the payment of any thereof, and all of the Company's rights to goods, now owned or hereafter acquired by the Company, sold (delivered, undelivered, in transit or returned) which may be represented thereby; and (b) all proceeds of any of the foregoing.

         Adverse, Adversely, when used alone or in conjunction with other terms (including without limitation "Affect," "Change" and "Effect") shall mean any Event of which American or the Company, as the case may be, becomes aware after the date hereof which is reasonably likely, in the reasonable business judgment of American or the Company, as the case may be, be expected to (a) adversely affect the validity or enforceability of this Agreement or the likelihood of consummation of the Merger, or (b) adversely affect the business, operation, management or properties of the Company and its Subsidiaries taken as a whole or American and its Subsidiaries taken as a whole, as the case may be, or (c) impair the Company's or American's, as the case may be, ability to fulfill its obligations under the terms of this Agreement, or (d) adversely affect the aggregate rights and remedies of American or the Company, as the case may be, under this Agreement. Notwithstanding the foregoing, neither an Event affecting the radio broadcasting industry generally nor a decline in the financial condition or results of operations of the Company and its Subsidiaries taken as a whole or American and its Subsidiaries taken as a whole, as the case may be, shall be deemed to constitute an Adverse Change, have an Adverse Effect or to Adversely Affect or Effect.

         Affiliate, Affiliated shall mean, with respect to any Person, (a) any other Person at the time directly or indirectly controlling, controlled by or under direct or indirect common control with such Person, (b) any other Person of which such Person at the time owns, or has the right to acquire, directly or indirectly, twenty percent (20%) or more of any class of the capital stock or beneficial interest, (c) any other Person which at the time owns, or has the right to acquire, directly or indirectly, twenty percent (20%) or more of any class of the capital stock or beneficial interest of such Person, (d) any executive officer or director of such Person, (e) with respect to any partnership, joint venture or similar

Entity, any general partner thereof, and (f) when used with respect to an individual, shall include any member of such individual's immediate family or a family trust.

         Agreement shall mean this Agreement as originally in effect, including unless the context otherwise specifically requires, this Appendix A, all schedules, including the Company Disclosure Schedule and all exhibits hereto, and as any of the same may from time to time be supplemented, amended, modified or restated in the manner herein or therein provided.

         American shall have the meaning given to it in the Preamble.

         American   Disclosure  Schedule  shall  mean  the  American  Disclosure
Schedule dated as of the date of this Agreement delivered by American to the Company.

         American  Financial  Statements  shall have the meaning  given to it in
Section 5.2(a).

         American SEC Documents shall have the meaning given to it in Section 5.2(b).

         American  Shares  shall  have  the  meaning  given  to it in the  First
Recital.

         American Class A Stock shall have the meaning given to it in the First Recital.

         American's Knowledge (including the term "to the knowledge of American") means the knowledge of any American director or executive officer, and that such director or executive officer, after reasonable inquiry of appropriate American executives and reasonable review of appropriate American records, to the degree customary in connection with transactions such as the Merger, shall have reason to believe and shall believe that the subject representation of warranty is true and accurate as stated.

         Applicable Law shall mean any Law of any Authority, whether domestic or foreign, including without limitation all federal and state securities and Environmental Laws, to which a Person is subject or by which it or any of its business or operations is subject or any of its property or assets is bound.

         Authority shall mean any governmental or quasi-governmental authority, whether administrative, executive, judicial, legislative or other, or any combination thereof, including without limitation any federal, state, territorial, county, municipal or other government or governmental or quasi-governmental agency, arbitrator, authority, board, body, branch, bureau, central bank or comparable agency or Entity, commission, corporation, court, department, instrumentality, master, mediator, panel, referee, system or other political unit or subdivision or other Entity of any of the foregoing, whether domestic or foreign.

         Benefit Arrangement shall mean any material benefit arrangement that is not a Plan, including (a) any employment or consulting agreement (b) any arrangement providing for insurance coverage or workers' compensation benefits,
(c) any incentive bonus or deferred bonus arrangement, (d) any arrangement providing termination allowance, severance or similar benefits, (e) any equity compensation plan, (f) any deferred compensation plan, and (g) any compensation policy and practice maintained by the Company with respect to employees or directors of the Company or the beneficiaries of any such Persons.

         Broadcast Cash Flow shall mean, with respect to the Company, the excess, if any, of the net revenues (exclusive of trade or barter items) over operating expenses (exclusive of trade or barter items and corporate overhead) of the Company and its Subsidiaries taken as a whole.

         California Commissioner shall mean the Commissioner of Corporations of the State of California.

         California Commissioner Fairness Ruling shall have the meaning given to it in Section 6.2(a).

         California Proceedings shall mean the proceedings before the California Commissioner to determine the fairness of the Merger and to obtain a permit as contemplated by Section 6.2(a) of this Agreement.

         Cash  Consideration  shall  have the  meaning  given  to it in  Section
3.1(b).

         Certificate shall have the meaning given to it in Section 3.1(b).

         CGCL shall have the meaning given to it in the First Recital.

         Claims shall mean any and all debts, liabilities, obligations, losses, damages, deficiencies, assessments and penalties, together with all Legal Actions, pending or threatened, claims and judgments of whatever kind and nature relating thereto, and all fees, costs, expenses and disbursements (including without limitation reasonable attorneys' and other legal fees, costs and expenses) relating to any of the foregoing.

         Closing shall have the meaning given to it in Section 1.2.

         Closing Date shall mean the date on which the transactions contemplated by this Agreement are consummated and the Merger becomes effective.

         COBRA shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, as set forth in Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA.

         Code shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated from time to time thereunder.

         Collateral Document shall mean any agreement, certificate, contract, instrument, notice, opinion or other document delivered pursuant to the provisions of this Agreement or any Collateral Document, including without limitation the Investment Letter (if applicable), the Registration Rights Agreement, the Noncompetition Agreement, the Leasehold Option Agreement and the escrow agreement referred to in Section 9.3(b).

         Common Stock shall have the meaning given to it in the First Recital.

         Common  Stock  Consideration  shall  have  the  meaning  given to it in
Section 3.1(b).

         Company shall have the meaning given to it in the Preamble.

         Company Assignees shall have the meaning given to it in Section 2.1(a).

         Company Common Stock shall have the meaning given to it in Section 3.1(b).

         Company Disclosure Schedule shall mean the Company Disclosure Schedule dated as of the date of this Agreement delivered by the Company to American within seven (7) days after the date of this Agreement..

         Company  Financial  Statements  shall have the  meaning  given to it in
Section 4.2.

         the Company's knowledge (including the term "to the knowledge of the Company") means the knowledge of any Company director or executive officer, and that such director or executive officer, after reasonable inquiry of appropriate Company executives and reasonable review of appropriate Company records, to the extent customary in transactions such as the Merger, shall have reason to believe and shall believe that the subject representation or warranty is true and accurate as stated.

         Company Personal Property shall have the meaning given to it in Section 4.5(a).

         Company Real Property shall have the meaning given to it in Section 4.5(a).

         Company Shares shall have the meaning given to it in Section 3.1(b).

         Company Stockholders shall have the meaning given to it in the First Recital.

         Contract, Contractual Obligation shall mean any term, condition, provision, representation, warranty, agreement, covenant, undertaking, commitment, indemnity or other obligation set forth in the Organic Documents of the obligee or which is outstanding or existing under any Instrument (including without limitation any Instrument relating to or evidencing any Indebtedness) to which the obligee is a party or by which it or any of its business is subject or property or assets is bound.

         Control (including the terms "controlled," "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, or the disposition of such Person's assets or properties, whether through the ownership of stock, equity or other ownership, by contract, arrangement or understanding, or as trustee or executor, by contract or credit arrangement or otherwise.

         Convertible Securities shall mean any evidences of indebtedness, shares of capital stock (other than common stock) or other securities directly or indirectly convertible into or exchangeable for shares of common stock, whether or not the right to convert or exchange thereunder is immediately exercisable or is conditioned upon the passage of time, the occurrence or non-occurrence or existence or non-existence of some other Event, or both.

         Credit Agreement shall mean the Credit Agreement dated as of December 19, 1995, as from time to time in effect, of American and the Agent, Co-Agents and Lenders named therein, or any successor agreement thereto.

         Current Market Price shall have the meaning given to it in Section 3.1(b).

         DGCL shall have the meaning given to it in the First Recital.

         Distribution shall mean, with respect to any Person, (a) the declaration or payment of any dividend (except dividends payable in common stock of such Person) on or in respect of any shares of any class of capital stock of such Person or any shares of capital stock of any Subsidiary owned by a

Person other than the Company or a Subsidiary, (b) the purchase, redemption or other retirement of any shares of any class of capital stock of such Person or any shares of capital stock of any Subsidiary of such Person owned by a Person other than such Person or a Subsidiary of such Person, and (c) any other distribution on or in respect of any shares of any class of capital stock of such Person or any shares of capital stock of any Subsidiary of such Person owned by a Person other than such Person or a Subsidiary of such Person.

         Effective Time shall have the meaning given to it in Section 1.3.

         Employment Arrangement shall mean, with respect to any Person, any employment, consulting, retainer, severance or similar contract, agreement, plan, arrangement or policy (exclusive of any which is terminable within thirty
(30) days without liability, penalty or payment of any kind by such Person or any Affiliate), or providing for severance, termination payments, insurance coverage (including any self-insured arrangements), workers compensation, disability benefits, life, health, medical, dental or hospitalization benefits, supplemental unemployment benefits, vacation or sick leave benefits, pension or retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock purchase or appreciation rights or other forms of incentive compensation or post-retirement insurance, compensation or post-retirement insurance, compensation or benefits, or any collective bargaining or other labor agreement, whether or not any of the foregoing is subject to the provisions of ERISA.

         Encumber shall mean to suffer, accept, agree to or permit the imposition of a Lien.

         Entity shall mean any corporation, firm, unincorporated organization, association, partnership, limited liability company, trust (inter vivos or testamentary), estate of a deceased, insane or incompetent individual, business trust, joint stock company, joint venture or other organization, entity or business, whether acting in an individual, fiduciary or other capacity, or any Authority.

         Environmental Law shall mean any Law relating to or otherwise imposing liability or standards of conduct concerning pollution or protection of the environment, including without limitation Laws relating to emissions, discharges, releases or threatened releases of Hazardous Materials or other chemicals or industrial pollutants, substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, mining or reclamation or mined land, land surface or subsurface strata) or otherwise relating to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, cleanup, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances, materials or wastes. Environmental Laws shall include without limitation the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 6901 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide Fungicide and Rodenticide Act (7 U.S.C. Section 136 et seq.), and the Surface Mining Control and Reclamation Act of 1977 (30 U.S.C. Section 1201 et seq.), and any analogous federal, state, local or foreign, Laws, and the rules and regulations promulgated thereunder all as from time to time in effect, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         Environmental Permit shall mean any Governmental Authorization required by or pursuant to any Environmental Law.

         ERISA shall mean the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         ERISA Affiliate shall mean any Person that is treated as a single employer with the Company under Sections 414(b), (c), (m) or (o) of the Code or
Section 4001(b)(1) of ERISA.

         Escrow Agents shall have the meaning given to it in the Fourth Recital.

         Escrow Agreement shall have the meaning given to it in the Fourth Recital.

         Escrow  Deposit  shall  have  the  meaning  given  to it in the  Fourth
Recital.

         Escrow Indemnity Funds shall have the meaning given to it in Section 9.3(b).

         Escrow Indemnity Period shall have the meaning given to it in Section 9.1.

         Event shall mean the existence or occurrence of any act, action, activity, circumstance, condition, event, fact, failure to act, omission, incident or practice, or any set or combination of any of the foregoing.

         Exchange Act shall mean the Securities Exchange Act of 1934, and the rules and regulations of the SEC thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         Exchange  Merger  Consideration  shall have the meaning  given to it in
Section 3.1.

         Fair Market Value shall have the meaning given to it in Section 3.1(b).

         FCA shall mean the Communication Act of 1934, and the rules and regulations thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         FCC shall mean the Federal Communications Commission and shall include any successor Authority.

         FCC Consents shall mean the actions of the FCC granting its consents to the transfer of control of the Company or the FCC Licenses relating to the Stations to American.

         FCC Licenses shall mean all of Governmental Authorizations issued by the FCC to the Company or its Subsidiaries in connection with the conduct of the business or operating of the Stations.

         Final Determination (a) shall mean with respect to federal Taxes, a "determination" as defined in Section 1313(a) of the Code or execution of an IRS Form 870AD and, with respect to Taxes other than federal Taxes, any final determination of liability in respect of a Tax which, under Applicable Law, is not subject to further appeal, review or modification through proceedings or otherwise, including without limitation the expiration of a statute of limitations or a period for the filing of claims for refunds, amended returns or appeals from adverse determinations; and (b) shall include the payment of Tax by or whichever is responsible for payment of such Tax under Applicable Law, with respect to any item disallowed or adjusted by a Taxing Authority, provided that the other party is notified of such payment and the party that is responsible for such Tax under this Agreement determines that no action should be taken to recoup such payment from such Taxing Authority.

         Final Order shall mean, with respect to any Authority, including, without limitation the FCC, one with respect to which no appeal, no stay, no petition or application for rehearing, reconsideration, review or stay, whether on motion of the applicable Authority or other Person or otherwise, and no other Legal Action contesting such consent or approval, is in effect or pending and as to which the time or deadline for filing any such appeal, petition or application or other Legal Action has expired or, if filed, has been denied, dismissed or withdrawn, and the time or deadline for instituting any further Legal Action has expired.

         GAAP shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

         Governmental Authorizations shall mean all approvals, concessions, consents, franchises, licenses, permits, plans, registrations and other authorizations of all Authorities, including the FCC Licenses issued by the FCC, the Federal Aviation Administration and any other Authority in connection with the conduct of the business or the operations of the Stations.

         Governmental Filings shall mean all filings, including franchise and similar Tax filings, and the payment of all fees, assessments, interest and penalties associated with such filings, with all Authorities.

         Guaranteed shall mean any agreement, undertaking or arrangement by which the Company guarantees, endorses or otherwise becomes or is liable, directly or indirectly, contingently or otherwise, upon any Indebtedness of any other Person including without limitation the payment of amounts drawn down by beneficiaries of letters of credit (other than by endorsements of negotiable instruments for deposit or collection in the ordinary course of business). The amount of the obligor's obligation under any Guaranty shall be deemed to be the outstanding amount (or maximum permitted amount, if larger) of the Indebtedness directly or indirectly guaranteed thereby (subject to any limitation set forth therein).

         Hart-Scott-Rodino Act shall mean the Hart-Scott-Rodino Improvement Act of 1976, as from time to time in effect, or any successor law, and any reference to any statutory provision shall be deemed to be a reference to any successor statutory provision.

         Hazardous Materials shall mean and include any substance (in whatever state of matter): (a) that is defined as a "hazardous waste", "hazardous material" or "hazardous substance", under any Environment Law; (c) is radioactive and is regulated under any Environmental Law; (d) that contains or consists of gasoline, diesel fuel or other petroleum hydrocarbons in any unconfined manner; or (e) that contains or consists of PCBs, asbestos, or urea formaldehyde foam insulation.

         Indebtedness shall mean, with respect to any Person, (a) all items, except items of capital stock or of surplus or of general contingency or deferred tax reserves or any minority interest in any Subsidiary of such Person to the extent such interest is treated as a liability with indeterminate term on the consolidated balance sheet of such Person, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person, (b) all obligations secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed, and (c) to the extent not otherwise included, all Contractual Obligations of such Person constituting capitalized leases and all obligations of such Person with respect to Leases constituting part of a sale and leaseback arrangement.

         Instrument shall mean, with respect to any Person, any agreement, bond, certificate, commitment, contract, debenture, indenture, lease, letter of credit, memorandum, mortgage, note, notice, permit, plan, purchase or sales order, document or other writing (whether by formal agreement, letter or otherwise), or any oral arrangement, understanding or commitment, under which any debt, liability or other obligation is evidenced, assumed or undertaken, or any Lien (or right or interest therein) is granted, perfected or exists.

         Intangible Assets shall mean all assets and property lacking physical properties the evidence of ownership of which must customarily be maintained by independent registration, documentation, certification, recordation or other means, and shall include, without limitation, concessions, copyrights, franchises, license, patents, permits, service marks, trademarks, trade names, and applications with respect to any of the foregoing, technology and know-how.

         Investment Letter shall have the meaning given to it in Section 7.2(k).

         Klue Note shall mean the promissory note dated June 19, 1996, made by the Company to the order of Ralin Broadcasting Corporation, in the original principal amount of $187,500.00.

         Law shall mean any (a) administrative, judicial, legislative or other action, code, consent decree, constitution, decree, directive, enactment, finding, guideline, law, injunction, interpretation, judgment, order, ordinance, policy statement, proclamation, promulgation, regulation, requirement, rule, rule of law, rule of public policy, settlement agreement, statute, or writ or any Authority, domestic or foreign; (b) the common law, or other legal or quasi-legal precedent; or (c) arbitrator's, mediator's or referee's award, decision, finding or recommendation; including, in each such case or instance, any interpretation, directive, guideline or request, whether or not having the force of law including, in all cases, without limitation any particular section, part or provision thereof.

         Lease shall mean any lease of property, whether real, personal or mixed, and all amendments thereto.

         Leasehold  Option  Agreement  shall  have  the  meaning  given to it in
Section 7.2(k).

         Legal Action shall mean, with respect to any Person, any litigation or legal or other actions, arbitrations, counterclaims, investigations, proceedings, requests for material information by or pursuant to the order of any Authority or suits, at law or in arbitration, equity or admiralty, whether or not purported to be brought on behalf of such Person affecting such Person or any of such Person's business, property or assets.

         Lien shall mean any of the following: mortgage; lien (statutory or other); or other security agreement, arrangement or interest; hypothecation, pledge or other deposit arrangement; assignment; charge; levy; executory seizure; attachment; garnishment; encumbrance (including any easement, exception, reservation or limitation, right of way, and the like); conditional sale, title retention or other similar agreement, arrangement, device or restriction; preemptive or similar right; any financing lease involving substantially the same economic effect as any of the foregoing; the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction; restriction on sale, transfer, assignment, disposition or other alienation; or any option, equity, claim or right of or obligation to, any other Person, of whatever kind and character.

         Long-term Indebtedness shall mean Indebtedness of the Company or its Subsidiaries the maturity date of which is scheduled to become due and payable after the first anniversary of the Effective Time.

         Loss and Expense shall have the meaning given to it in Section 9.2(a).

         LPM shall have the meaning given to it in Section 6.2(e).

         Margin Rules shall mean Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, 12 C.F.R., parts 207, 220, 221 and 224, as now in effect.

         Material, Materially or materiality for the purposes of this Agreement, shall, unless specifically stated to the contrary, be determined without regard to the fact that various provisions of this Agreement set forth specific dollar amounts.

         Material Agreement shall mean, with respect to any Person, any Contractual Obligation which (a) was not entered into in the ordinary course of business, (b) was entered into in the ordinary course of business which (i) involved the purchase, sale or lease of goods or materials, or purchase of services, aggregating more than Ten Thousand Dollars ($10,000) during any of the last three fiscal years, (ii) extends for more than three (3) months, or (iii) is not terminable on thirty (30) days or less notice without penalty or other payment, (c) involves Indebtedness for Money Borrowed, (d) is or otherwise constitutes a written agency, dealer, license, distributorship, sales representative or similar written agreement, or (e) accounted for more than three percent (3%) of revenues in any of the last three fiscal years or is likely to account for more than three percent (3%) of revenues during the current fiscal year.

         Merger shall have the meaning given to it in the First Recital.

         Merger Consideration shall have the meaning given to it in Section 3.1(b).

         Multiemployer Plan shall mean a Plan which is a "multiemployer plan" within the meaning of Section 4001(a)3 of ERISA.

         Net Working Capital shall mean, with respect to the Company, the amount by which the current assets of the Company exceed (or are less than) the current liabilities of the Company (exclusive of current portions of principal on the Park Center Note, the Klue Note and any other Long-term Indebtedness and any assets or liabilities relating to any trade or barter agreements), as determined in accordance with GAAP, consistently applied with the Company Financial Statements; provided, however, that for the purpose of determining Net Working Capital, accounts receivable shall be valued at 98.5% of their face amount.

         Noncompetition Agreement shall have the meaning given to it in Section 7.2(m).

         Option Securities shall mean all rights, options and warrants, and calls or commitments evidencing the right, to subscribe for, purchase or otherwise acquire shares of capital stock or Convertible Securities, whether or not the right to subscribe for, purchase or otherwise acquire is immediately exercisable or is conditioned upon the passage of time, the occurrence or non-occurrence or the existence or non-existence of some other Event.

         Organic Document shall mean, with respect to a Person which is a corporation, its charter, its by-laws and all stockholder agreements, voting trusts and similar arrangements applicable to any of its capital stock and, with respect to a Person which is a partnership, its agreement and certificate of partnership, any agreements among partners, and any management and similar agreements between the partnership and any general partners (or any Affiliate thereof).

         Other Transaction shall have the meaning given to it in Section 6.5(b).

         parties shall have the meaning given to it in the Preamble.

         Park Center Note shall mean the promissory note, dated February 12, 1996, made by the Company to the order of Comerica Bank-California, in the original principal amount of $1,600,000.

         PBGC shall mean the Pension Benefit Guaranty Corporation and any Entity succeeding to any or all of its functions under ERISA.

         Person shall mean any natural individual or any Entity.

         Plan shall mean, with respect to the Company and at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Company or an ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

         Prepayment Penalty shall mean the amount paid or payable from and after the date hereof by the Company or American, as the Surviving Corporation, as a prepayment premium or penalty with respect to all Long-Term Indebtedness of the Company, including the current portion thereof, and the costs associated with the breaking of any fixed rate financing arrangements then in place, assuming that all such Indebtedness were to be prepaid on the Closing Date.

         Private Authorizations shall mean all approvals, concessions, consents, franchises, licenses, permits, and other authorizations of all Persons (other than Authorities) including without limitation those with respect to copyrights, computer software programs, patents, service marks, trademarks, trade names, technology and know-how.

         Proposed Tower Site shall mean the site in Metcalf Park, California, at which it is proposed to construct a communications tower, as more particularly described in the Leasehold Option Agreement.

         Proposed Tower Site Challenge shall mean any challenge by the County of Santa Clara, the City of San Jose or any other Authority or Person to the ownership, development or use of the Proposed Tower Site by the Company, American or any of their Subsidiaries or Affiliates.

         Registration  Rights  Agreement  shall have the meaning  given to it in
Section 7.3(e).

         Representatives shall have the meaning given to it in Section 6.1(a).

         SEC shall mean the United States Securities and Exchange Commission, or any successor Authority.

         Securities Act shall mean the Securities Act of 1933, and the rules and regulations of the SEC thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         Shareholder Distribution shall have the meaning given to it in Section 2.1(a).

         Stations shall mean, collectively, radio stations KEZR-FM, San Jose, California and KLUE-FM, Soledad, California.

         Stockholder  Agreement  shall  have the  meaning  given  it in  Section
7.2(m).

         Subsidiary shall mean, with respect to a Person, any Entity a majority of the capital stock ordinarily entitled to vote for the election of directors of which, or if no such voting stock is outstanding, a majority of the equity interests of which, is owned directly or indirectly, legally or beneficially, by such Person or any other Person controlled by such Person.

         Surviving Corporation shall have the meaning given to it in Section 1.1

         Tax (and "Taxable", which shall mean subject to Tax), shall mean, with respect to the Company, (a) all taxes (domestic or foreign), including without limitation any income (net, gross or other including recapture of any tax items such as investment tax credits), alternative or add-on minimum tax, gross income, gross receipts, gains, sales, use, leasing, lease, user, ad valorem, transfer, recording, franchise, profits, property (real or personal, tangible or intangible), fuel, license, withholding on amounts paid to or by the Company or any of its Subsidiaries, payroll, employment, unemployment, social security, excise, severance, stamp, occupation, premium, environmental or windfall profit tax, custom, duty or other tax, or other like assessment or charge of any kind whatsoever, together with any interest, levies, assessments, charges, penalties, addition to tax or additional amount imposed by any Taxing Authority, (b) any joint or several liability of the Company or any of its Subsidiaries with any other Person for the payment of any amounts of the type described in (a) and (c) any liability of the Company or any of its Subsidiaries for the payment of any amounts of the type described in (a) as a result of any express or implied obligation to indemnify any other Person.

         Tax Claim shall mean any Claim which relates to Taxes, including without limitation the representations and warranties set forth in Section 4.11.

         Tax Return or Returns shall mean all returns, consolidated or otherwise (including without limitation information returns), required to be filed with any Authority with respect to Taxes.

         Taxing   Authority  shall  mean  any  Authority   responsible  for  the
imposition of any Tax.

         Termination Date shall have the meaning given to it in Section 8.1.

         Transactions shall have the meaning given to it in the Second Recital.


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